As filed with the Securities and Exchange Commission on March 28, 1996.
                                                                File No. 2-29502
                                                               File No. 811-1677
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                                    -------
                             REGISTRATION STATEMENT
                                      UNDER
                         THE SECURITIES ACT OF 1933 (X)
                         Pre-Effective Amendment No. ( )
                       Post-Effective Amendment No. 45 (X)
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 (X)
                              Amendment No. 24 (X)
                                    -------
                           John Hancock Capital Series
               (Exact Name of Registrant as Specified in Charter)
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
               (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1700
                                    -------
                                THOMAS H. DROHAN
                          Vice President and Secretary
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199
                     (Name and Address of Agent for Service)
                                    -------
It is proposed  that this filing will become  effective:
( )  Immediately  upon filing  pursuant to  paragraph  (b), of Rule 485
(X)  On April 1, 1996  pursuant to paragraph  (b), of Rule 485
( )  60 days after filing  pursuant to paragraph (a), of Rule 485
( )  On (date) pursuant to paragraph (a) of Rule 485.
                                    -------

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of securities under the Securities Act of 1933. A rule 24f-2 Notice for the Registrant's most recent fiscal year on February 26, 1996.

                           John Hancock Capital Series

                              CROSS REFERENCE SHEET


            Pursuant to Rule 485(b) under the Securities Act of 1933

   Item Number                                           Statement of Additional
Form N-1A Part A           Prospectus Caption              Information Caption

         1                  Front Cover Page                       *

         2                  Expense Information;                   *
                            The Fund's Expenses;
                            Shares Price;
                            Additional Services and
                            Programs

         3                  The Fund's Financial                   *
                            History Performance

         4                  Investment Objectives and              *
                            Policies; Organization and
                            Management of the Fund

         5                  Organization and Management            *
                            of the Fund; The Fund's
                            Expenses

         6                  Organization and Management of         *
                            Fund; Distribution and Taxes;
                            How to Redeem Shares;
                            Additional Services and Programs

         7                  Who Can Buy Shares;                    *
                            How to Buy Shares;
                            Shares Price; Additional
                            Services and Programs

         8                  How to Redeem Shares                   *

         9                  Not Applicable                         *

   Item Number
Form N-1A  Part B.     Prospectus Caption       Statement of Additional
                                                  Information Caption

      10                     *                   Front Cover Page

      11                     *                   Table of Contents

      12                     *                   Organization of the Fund

      13                     *                   Investment Objective and
                                                 Policies; Investment
                                                 Restrictions

      14                     *                   Those Responsible for
                                                 Management

      15                     *                   Those Responsible for
                                                 Management

      16                     *                   Investment Advisory and
                                                 Other Services; Distribution
                                                 Contract; Transfer Agent
                                                 Services; Custody of Portfolio;
                                                 Independent Auditors

      17                     *                   Brokerage Allocation

      18                     *                   Description of the Fund's
                                                 Shares

      19                     *                   Net Asset Value; Additional
                                                 Services and Programs

      20                     *                   Tax Status

      21                     *                   Distribution Contract

      22                     *                   Calculation of Performance

      23                     *                   Financial Statements

John Hancock
Growth Fund


Class A and Class B Shares
Prospectus
April 1, 1996



TABLE OF CONTENTS
                                                           Page
                                                         -------
Expense Information                                          2
The Fund's Financial Highlights                              3
Investment Objective and Policies                            4
Organization and Management of the Fund                      5
Alternative Purchase Arrangements                            6
The Fund's Expenses                                          8
Dividends and Taxes                                          9
Performance                                                 10
How to Buy Shares                                           11
Share Price                                                 12
How to Redeem Shares                                        17
Additional Services and Programs                            19

   This Prospectus sets forth information about John Hancock Growth Fund (the "Fund"), a diversified series of John Hancock Capital Series (the "Trust "), that you should know before investing. Please read and retain it for future reference.

   Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated April 1, 1996, and incorporated by reference in this Prospectus, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291, (1-800-554-6713 TDD).

   Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

   The purpose of the following information is to help you understand the various fees and expenses that you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses of the Fund's Class A and Class B shares for the fiscal year ended December 31, 1995, adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.


                                                        Class A    Class B
                                                        Shares      Shares
                                                        -------   ---------
Shareholder Transaction Expenses
Maximum sales charge imposed on purchases
  (as a percentage of offering price) ................   5.00%        None
Maximum sales charge imposed on reinvested
  dividends ..........................................    None        None
Maximum deferred sales charge ........................    None*      5.00%
Redemption fee+ ......................................    None        None
Exchange fee .........................................    None        None
Annual Fund Operating Expenses
  (as a percentage of average net assets)
Management fee .......................................   0.80%       0.80%
12b-1 fee** ..........................................   0.30%       1.00%
Other expenses .......................................   0.40%       0.40%
Total Fund operating expenses ........................   1.50%       2.20%

 *No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but a contingent deferred sales charge may be imposed on these investments, as described below under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.
**The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses. See "The Fund's Expenses." +Redemption by wire fee (currently $4.00) not included.


                       Example:                           1 Year     3 Years    5 Years     10 Years
You would pay the following expenses for the
  indicated period of years on a hypothetical
  $1,000 investment, assuming a 5% annual return:
Class A shares                                              $65        $95       $128         $220
Class B shares
 --Assuming complete redemption at end of period ......     $72        $99       $138         $236
 --Assuming no redemption .............................     $22        $69       $118         $236

   (This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.)

   The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Rules of Fair Practice.

   The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS

    The following table of Financial Highlights has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders, that may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.

   Selected data for each class of shares outstanding throughout each period indicated is as follows:

                                                           Year Ended December 31,
                      ----------------------------------------------------------------------------------------
                       1995       1994      1993     1992     1991     1990     1989     1988    1987    1986
                       ------     ------   ------   ------   ------  -------   ------   ------  ------  ------
CLASS A
Per Share Operating
  Performance
Net Asset Value,
  Beginning of
  Period               $15.89     $17.40   $17.32   $17.48   $12.93  $ 15.18   $13.33   $12.34  $14.03  $14.50
                       ------     ------   ------   ------   ------  -------   ------   ------  ------  ------
 Net Investment
  Income/(Loss)         (0.09)(c)  (0.10)   (0.11)   (0.06)    0.04     0.16     0.28     0.23    0.22    0.11
Net Realized and
  Unrealized
  Gain/(Loss) on
  Investments            4.40      (1.21)    2.33     1.10     5.36    (1.47)    3.81     1.16    0.64    1.79
                       ------     ------   ------   ------   ------  -------   ------   ------  ------  ------
  Total from
  Investment
  Operations             4.31      (1.31)    2.22     1.04     5.40    (1.31)    4.09     1.39    0.86    1.90
                       ------     ------   ------   ------   ------  -------   ------   ------  ------  ------
Less Distributions:
Dividends from Net
  Investment Income        --      --        --       --      (0.04)   (0.16)   (0.29)   (0.23)  (0.28)  (0.17)
Distributions from
  Net Realized Gain
  on Investments Sold   (0.69)     (0.20)   (2.14)   (1.20)   (0.81)   (0.78)   (1.95)   (0.17)  (2.27)  (2.20)
                       ------     ------   ------   ------   ------  -------   ------   ------  ------  ------
  Total
  Distributions         (0.69)     (0.20)   (2.14)   (1.20)   (0.85)   (0.94)   (2.24)   (0.40)  (2.55)  (2.37)
                       ------     ------   ------   ------   ------  -------   ------   ------  ------  ------
Net Asset Value,
  End of Period        $19.51    $15.89    $17.40   $17.32   $17.48  $ 12.93   $15.18   $13.33  $12.34  $14.03
                       ======    ======    ======   ======   ======  =======   ======   ======  ======  ======
Total Investment
  Return at Net
  Asset Value (g)       27.17%    (7.50%)   13.03%    6.06%   41.68%   (8.34)%  30.96%   11.23%   6.03%  13.83%
                       ------    ------    ------   ------   ------  -------   ------   ------  ------  ------
Ratios and
  Supplemental Data
Net Assets, End of
  Period (000's
  omitted)           $241,700  $146,466  $162,937 $153,057 $145,287 $102,416 $105,014 $101,497 $86,426 $87,468
Ratio of Expenses
  to Average Net
  Assets                 1.48%     1.65%     1.56%    1.60%    1.44%    1.46%    0.96%    1.06%   1.00%   1.03%
Ratio of Net
  Investment
  Income/(Loss) to
  Average Net Assets    (0.46%)   (0.64%)   (0.67%)  (0.36%)   0.27%    1.12%    1.73%    1.76%   1.41%   0.77%
Portfolio Turnover
  Rate                     68%(e)    52%       68%      71%      82%     102%      61%      47%     68%     62%

                         1995      1994
                         ----      ----
CLASS B (a)
Per Share Operating
  Performance
Net Asset Value,
  Beginning of
  Period              $ 15.83     $17.16(b)
                      -------     ------
Net Investment Loss     (0.26)(c)  (0.20)(c)
Net Realized and
  Unrealized Gain
  (Loss) on
  Investments            4.37      (0.93)
                      -------     ------
  Total from
  Investment
  Operations             4.11      (1.13)
                      -------     ------
Less
  Distributions:
Distributions from
  Net Realized Gain
  on Investments Sold   (0.69)     (0.20)
                      -------     ------
Net Asset Value,
  End of Period       $ 19.25     $15.83
                      =======     ======
Total Investment
  Return at Net
  Asset Value (g)       26.01%     (6.56%)(f)
                      -------     ------
Ratios and
  Supplemental Data
Net Assets, End of
  Period (000's
  omitted)            $15,913     $3,807
Ratio of Expenses
  to Average Net
  Assets                 2.31%      2.38%(d)
Ratio of Net
  Investment Loss
  to Average Net
  Assets                (1.39%)    (1.25%)(d)
Portfolio Turnover
  Rate                     68%(e)     52%

(a) Class B shares commenced operations on January 3, 1994.
(b) Initial price at commencement of operations.
(c) On average month end shares outstanding.
(d) On an annualized basis.
(e) Portfolio turnover rate excludes merger activity.
(f) Not annualized.
(g) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek long-term capital appreciation.

The Fund's investment objective is to achieve long-term appreciation of capital. The Fund will diversify its investments among a number of industry groups without concentration in any particular industry. There is no assurance that the Fund will achieve its investment objective. The Fund believes its shares are suitable for investment by those who are in search of above-average long-term reward and can invest without concern for current income.

The Fund invests principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term. John Hancock Advisers, Inc. (the "Adviser") will pursue a strategy of investing in common stocks of those companies whose five-year average operating earnings and revenue growth are at least two times that of the economy, as measured by the Gross Domestic Product. Companies selected will generally have positive operating earnings growth for five consecutive years, although companies without a five-year record of positive earnings growth may also be selected if, in the opinion of the Adviser, they have significant growth potential. The Fund may invest up to 15% of its net assets in securities having a limited or restricted market. The Adviser expects that the median market capitalization of the portfolio will be over three billion dollars.


Restricted Securities. The Fund may purchase restricted securities including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of restricted securities are subject to an investment restriction limiting all the Fund's illiquid securities to not more than 15% of the Fund's net assets.


Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33-1/3% of its total assets.


Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral.

Foreign Issuers. The Fund may invest up to 15% of its assets in securities of foreign issuers in the form of American Depositary Receipts (ADRs). ADRs (sponsored or unsponsored) are receipts typically issued by an American bank or trust company.

They evidence ownership of underlying securities issued by a foreign corporation and are designated for trading in United States securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States and, therefore, there may not be a correlation between this information and the market value of an unsponsored ADR.

When management believes that current market or economic conditions warrant, the Fund temporarily may retain cash or invest in preferred stock, nonconvertible bonds or other fixed-income securities. Fixed income securities in the Fund's portfolio will generally be rated at least BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investor's Service, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. The Fund may, however, invest up to 5% of its net assets in lower rated securities, commonly known as "junk bonds."

Investments in foreign securities may involve risks that are not present in domestic investments.

Global Risks. Investments in foreign securities may involve risks not present in domestic investments due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not subject to the same uniform financial reporting requirements, accounting standards and government supervision as domestic companies, and foreign exchange markets are regulated differently from the U.S. stock market.

The Fund follows certain policies, which may help to reduce investment risk.

Investment Restrictions. The Fund has adopted certain investment restrictions that are detailed in the Statement of Additional Information, where they are designated as fundamental or nonfundamental. The Fund's investment objective and those fundamental restrictions may not be changed without shareholder approval. All other investment policies and restrictions are nonfundamental and can be changed by a vote of the Trustees without shareholder approval. The Fund's portfolio turnover rates for recent years are shown in the section "The Fund's Financial Highlights."

Brokers are chosen based on best price and execution.

When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable price, taking into account the broker's professional ability and quality of service.
Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures established by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc. which are indirectly owned by John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.

ORGANIZATION AND MANAGEMENT OF THE FUND

The Trustees elect officers and retain the investment adviser who is responsible for the day-to-day operations of the Fund, subject to the Trustees' policies and supervision.

The Fund is a separate, diversified series of the Trust, an open-end management investment company organized as a Delaware corporation in 1968 and reorganized as a Massachusetts business trust in 1984. The Fund has an unlimited number of authorized shares of beneficial interest. The Trust's Declaration of Trust permits the Trustees to create and classify shares of beneficial interest into separate series of the Trust without shareholder approval. As of the date of this Prospectus, the Trustees have authorized the Fund and one other series. Although additional series may be added in the future, the Trustees have no current intention of creating additional series of the Trust. The Trust's Declaration of Trust also permits the Trustees to classify and reclassify any series of shares of the Fund into one or more classes.


Accordingly, the Trustees have authorized the issuance of two classes of the Fund, designated Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution fees and Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans.

Shareholders have certain rights to remove Trustees. The Fund is not required and does not intend to hold annual shareholder meetings, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental investment restrictions and policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.

John Hancock Advisers, Inc. advises investment companies having a total asset value of more than $16 billion.


The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. It provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds directly and through selected broker-dealers ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.


Day-to-day management of the Fund is carried out by Bernice S. Behar, Senior Vice President of the Adviser assisted by a team of portfolio managers and analysts. She also manages John Hancock Emerging Growth Fund, John Hancock Discovery Fund and John Hancock Global Marketplace Fund. Ms. Behar has been with the Adviser since 1991 and prior to that was a portfolio manager and investment analyst with Sanyo Securities America.

In order to avoid any conflict with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

ALTERNATIVE PURCHASE ARRANGEMENTS

An alternative purchase plan allows you to choose, the method of purchase that is best for you.

You can purchase shares of the Fund at a price equal to their net asset value per share, plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (See "Initial Sales Charge Alternative--Class A Shares") or on a contingent deferred basis (See "Contingent Deferred Sales Charge Alternative--Class B

Shares"). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

Investments in Class A shares are subject to an initial sales charge.

Class A Shares. If you elect to purchase Class A shares, you will incur an initial sales charge unless your purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price--Qualifying for a Reduced Sales Charge."

Investments in Class B shares are subject to a contingent deferred sales charge.

Class B Shares. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time your investment is made, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will result in lower dividends than those paid on Class A shares.


Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

Factors to Consider in Choosing an Alternative

You should consider which class of shares would be more beneficial for you.

The alternative purchase arrangement allows you to choose the most beneficial way to buy shares, given the amount of your purchase, the length of time that you expect to hold the shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the accumulated CDSC and fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on page 2 of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for a reduced sales charge. See "Share Price-- Qualifying for a Reduced Sales Charge".

Class A shares are subject to lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share, to the extent that any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution fees and, for a six-year period, a CDSC.

In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of shares will be paid from the proceeds of the initial sales charge and the ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees.


Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time, and on the same day. They will also be in the same amount, except for differences resulting from each class bearing its own distribution and service fees, and shareholder meeting expenses. See "Dividends and Taxes."

THE FUND'S EXPENSES

For managing its investment and business affairs, the Fund pays a fee, to the Adviser which for the 1995 year was 0.80% of the Fund's average net assets.


The investment management fee is higher than the fees paid to most mutual funds, but comparable to fees paid by funds that invest in similar securities.


The Fund pays distribution and service fees for marketing and sales-related shareholder servicing.


The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of the Class A shares' average daily net assets and an aggregate annual rate of up to 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees are used to reimburse John Hancock Funds for its distribution expenses, including but not limited to:
(i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares;
(ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. These unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. For the fiscal year ended December 31, 1995 an aggregate of $165,787 of distribution expenses or 2.01% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.


On March 5, 1996, the Trustees approved an administrative fee to reimburse the Adviser for accounting services provided to the Fund. The fee, calculated at an annual rate of 0.01875%, is retroactive to January 1, 1996.

Information on the Fund's total expenses is in the Fund's Financial Highlights section of the prospectus.

DIVIDENDS AND TAXES

Dividends. Dividends from the Fund's net investment income and capital gains are generally declared and paid annually. Dividends are reinvested in additional shares of your class unless you elect the option to receive them in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on the Class A shares. See "Share Price."


Taxation. Dividends from the Fund's net investment income, certain net foreign currency gains, and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gain. These dividends are taxable whether received in cash or reinvested in additional shares. Certain dividends paid in January of a given year may be taxable as if you received them the previous December. Corporate shareholders may be entitled to take a corporate dividends-received deduction for dividends received by the Fund from U.S. domestic corporations, subject to certain restrictions under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem
(sell) or exchange shares, you may realize a taxable gain or loss.

On the account application, you must certify that your social security or other taxpayer identification number you provide is your correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to backup withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions and exchanges.


The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain of its foreign investments. This will reduce the yield on those investments. The Fund will not qualify to pass such taxes through to its shareholders, who consequently will not include them in income or be entitled to associated foreign tax credits or deductions.


In addition to Federal taxes, you may be subject to state, local or foreign taxes with respect to your investment in and distributions from the Fund. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment not described above. You should consult your tax adviser for specific advice.

PERFORMANCE

The Fund may advertise its total return.

Total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return of the Fund shares divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.


Total return calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at a lower sales charge would result in higher performance figures. Total return for the Class B shares reflect the deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period (except as shown in "The Fund's Financial Highlights"). All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return may differ with respect to that class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of Class A and Class B shares in any advertisement or promotional materials including Fund performance data. The value of Fund's shares, when redeemed, may be more or less than their original cost. Total return is an historical calculation and is not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES

Opening an account

--------------------------------------------------------------------------------
The minimum initial investment in Class A and Class B shares is $1,000 ($250 for group investments and retirement plans).

Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.

--------------------------------------------------------------------------------
By Check

1. Make your check payable to John Hancock Investor Services Corporation ("Investor") Services").

2. Deliver the completed application and check to your registered representative or Selling Broker, or mail it directly to Investor Services.
--------------------------------------------------------------------------------
By Wire

1. Obtain an account number by contacting your registered representative or Selling Broker, or by calling 1-800-225-5291.

2.   Instruct your bank to wire funds to:
          First Signature Bank & Trust
          John Hancock Deposit Account No. 900000260
          ABA Routing No. 211475000
          For credit to: John Hancock Growth Fund
          (Class A or Class B shares)
          Your Account Number
          Name(s) under which account is registered

3. Deliver the completed application to your registered representative or Selling Broker, or mail it directly to Investor Services.
--------------------------------------------------------------------------------
Monthly Automatic Accumulation Program (MAAP)

Buying additional Class A and Class B shares

1. Complete the "Automatic Investing" and "Bank Information" sections on the Account Privileges Application, designating a bank account from which your funds may be drawn.

2. The amount you elect to invest will be automatically withdrawn from your bank or credit union account.
--------------------------------------------------------------------------------
By Telephone

1. Complete the "Invest-By-Phone" and "Bank Information" sections on the Account Privileges Application, designating a bank account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House system (ACH).

2. After your authorization form has been processed, you may purchase additional Class A or Class B shares by calling Investor Services toll-free at 1-800-225-5291.

3. Give the Investor Services representative the name(s) in which your account is registered, the Fund name, the class of shares you own, your account number and the amount you wish to invest.

4. Your investment normally will be credited to your account the business day following your phone request.
--------------------------------------------------------------------------------

By Check

1. Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.

2.   Make your check payable to John Hancock Investor Services Corporation

3.   Mail the account information and check to:

          John Hancock Investor Services Corporation
          P.O. Box 9115
          Boston, MA 02205-9115
          or deliver it to your registered representative or Selling Broker.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Wire

Instruct your bank to wire funds to:
          First Signature Bank & Trust
          John Hancock Deposit Account No. 900000260
          ABA Routing No. 211475000
          For credit to: John Hancock Growth Fund
          (Class A or Class B shares)
          Your Account Number
          Name(s) under which account is registered
--------------------------------------------------------------------------------
Other Requirements: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Share certificates are not issued unless a request is made to Investor Services.
--------------------------------------------------------------------------------

You will receive account statements that you should keep to help with your personal recordkeeping.


You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

SHARE PRICE

The offering price of your shares is their net asset value plus a sales charge, if applicable, which will vary with the purchase alternative you choose.

The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net asset value of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which the Trustees have determined to approximate market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 p.m., New York time) on each day that the Exchange is open.

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the New York Stock Exchange, and transmit it to John Hancock Funds before its close of business, to receive that day's offering price.

Initial Sales Charge Alternative--Class A Shares. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:

                           Sales       Sales      Combined      Reallowance
                          Charge      Charge     Reallowance     to Selling
                           as a        as a      and Service    Brokers as a
                        Percentage  Percentage    Fee as a       Percentage
   Amount Invested        of the      of the     Percentage        of the
   (Including Sales      Offering     Amount     of Offering      Offering
       Charge)             Price     Invested     Price(+)        Price(*)
---------------------     --------    --------   -----------    ------------
Less than $50,000          5.00%       5.26%        4.25%           4.01%
$50,000 to $99,999         4.50%       4.71%        3.75%           3.51%
$100,000 to $249,999       3.50%       3.63%        2.85%           2.61%
$250,000 to $499,999       2.50%       2.56%        2.10%           1.86%
$500,000 to $999,999       2.00%       2.04%        1.60%           1.36%
$1,000,000 and over        0.00%(**)   0.00%(**)    (***)           0.00%(***)

  (*)Upon  notice to Selling  Brokers  with whom it has sales  agreements,  John
     Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed or who receives these incentives may be deemed to be an underwriter under the Securities Act of 1933.

 (**)No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.

(***)John Hancock  Funds may pay a commission  and the first year's  service fee
     (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in aggregate as follows: 1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on $10 million and over.

(+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance, in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of the accounts attributable to these brokers.

Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying For a Reduced Sales Charge" below.

Contingent Deferred Sales Charge--Investments of $1 Million or More in Class A Shares. Purchases of $1 million or more in Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the CDSC period), CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:


          Amount Invested              CDSC Rate
-----------------------------------    ----------
$1 million to $4,999,999                  1.00%
Next $5 million to $9,999,999             0.50%
Amounts of $10 million and over           0.25%


Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994 and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase

Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.


The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.


In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemption in certain circumstances. See the discussion under "Waiver of Contingent Deferred Sales Charges" below.

You may qualify for a reduced sales charge on your investments in Class A shares.

Qualifying for a Reduced Sales Charge. If you invest more than $50,000 in Class A shares of the Fund or a combination of funds in the John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

1.   Your current purchase of Class A shares of the Fund;

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

Example:

If you hold Class A shares of a John Hancock fund with a net asset value of $20,000, and subsequently invest $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00%. This is the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative--Class A Shares."

Class A shares may be available without a sales charge to certain individuals and organizations.

If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

(bullet) A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees and Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

(bullet) Any state, county, city or any instrumentality, department, authority or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

(bullet) A bank, trust company, credit union, savings institution or other type of depository institution, its trust departments or common trust funds (an "eligible depository institution") if it is purchasing $1 million or more for non-discretionary customers or accounts.*

(bullet) A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.


(bullet) A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his/her plan distributions directly to the Fund.

(bullet) A member of an approved affinity group financial services plan.*

----------
* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares of the Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Contingent Deferred Sales Charge Alternative--Class B Shares. Class B shares are offered at net asset value per share without an initial sales charge, so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

(bullet) Proceeds of 50 shares redeemed at $12 per share                   $ 600
(bullet) Minus  proceeds  of 10 shares not  subject to CDSC
         because  they were acquired through dividend reinvestment
         (10 X $12)                                                         -120
(bullet) Minus appreciation on remaining shares,  also not subject
         to CDSC (40 X $2)                                                   -80
                                                                           -----
(bullet) Amount subject to CDSC                                            $ 400


Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Fund with distribution services connected to the sale of Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

                                     Contingent Deferred Sales
Year in Which Class B Shares         Charge As a Percentage of
Redeemed Following Purchase        Dollar Amount Subject to CDSC
------------------------------    --------------------------------
First                                           5.0%
Second                                          4.0%
Third                                           3.0%
Fourth                                          3.0%
Fifth                                           2.0%
Sixth                                           1.0%
Seventh and thereafter                          None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for personal and account maintenance services provided to shareholders during the twelve months following the sale. Thereafter the service fee is paid in arrears.

Under certain circumstances, the CDSC on Class B and certain Class A share redemptions will be waived.

Waiver of Contingent Sales Charges. The CDSC will be waived on redemptions of Class B shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances:

(bullet) Redemptions  of Class B shares made under  Systematic  Withdrawal  Plan
         (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of your subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

(bullet) Redemptions made to effect distributions from an Individual  Retirement
         Account either before or after age 59-1/2, as long as the distributions are based on the life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.

(bullet) Redemptions made to effect mandatory distributions under the Code after age 70-1/2 from a tax-deferred retirement plan.

(bullet) Redemptions   made  to  effect   distributions   to   participants   or
         beneficiaries from certain employer-sponsored retirement plans including those qualified under Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

(bullet) Redemptions due to death or disability.

(bullet) Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

(bullet) Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.

(bullet) Redemptions  made in  connection  with certain  liquidation,  merger or
         acquisition   transactions  involving  other  investment  companies  or
         personal holding companies.

(bullet) Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

Conversion of Class B Shares. Your Class B shares, and an appropriate portion of reinvested dividends on those shares, will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes, nor should it not change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until it is reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.

--------------------------------------------------------------------------------

By Telephone

To assure acceptance of your redemption request, please follow these procedures.

All Fund shareholders are eligible automatically for the telephone redemption privilege. Call 1-800-225-5291, from 8:00 A.M. to 4:00 P.M. (New York time), Monday through Friday, excluding days on which the New York Stock Exchange is closed. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last 30 days. A check will be mailed to the exact name(s) and address shown on the account.

If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures mentioned above.

Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificate form.

During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times you should consider placing redemption requests in writing or using EASI-Line. EASI-Line's telephone number is 1-800-538-8080.
--------------------------------------------------------------------------------
By Wire

If you have a telephone redemption form on file with the Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account, and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account, and the funds are usually collectable after two business days. Your bank may or may not charge for this service. Redemptions of less than $1,000 will be sent by check or electronic funds transfer.

This feature may be elected by completing the "Telephone Redemption" section on the Account Privileges Application that is included with this Prospectus.
--------------------------------------------------------------------------------
In Writing

Send a stock power or letter of instruction specifying the name of the Fund, the dollar amount or the number of shares to be redeemed, your name, class of shares, your account number and the additional requirements listed below that apply to your particular account.
--------------------------------------------------------------------------------
Type of Registration                         Requirements
--------------------                         ------------
Individual,  Joint  Tenants, Sole            A  letter  of  instruction   signed
  Proprietorship,  Custodial                 (with titles where  applicable)  by
  (Uniform  Gifts or Transfer to             all persons  authorized to sign for
  Minors Act), General Partners.             the  account,   exactly  as  it  is
                                             registered  with  the  signature(s)
                                             guaranteed.

Corporation, Association                     A  letter  of  instruction   and  a
                                             corporate  resolution,   signed  by
                                             person(s)  authorized to act on the
                                             account,   with  the   signature(s)
                                             guaranteed.

Trusts A letter of instruction signed by the Trustee(s) with the signature(s) guaranteed. (If the Trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last 60 days.)

If you do not fall into any of these registration categories, please call 1-800-225-5291 for further instructions.
--------------------------------------------------------------------------------

Who may guarantee your signature

--------------------------------------------------------------------------------
A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investors Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.
--------------------------------------------------------------------------------
Through Your  Broker  Your  broker  may  be  able  to  initiate  the redemption.
                      Contact him or her for instructions.
--------------------------------------------------------------------------------
If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.

Additional information about redemptions

Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. No CDSC will be imposed on involuntary redemptions of shares.

Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and dividend reinvestments, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.

--------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege

You may exchange shares of the Fund only for shares of the same class of another John Hancock fund.

If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A whether or not they have been so designated.

Exchanges between funds that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged for Class B shares of another John Hancock fund without incurring the CDSC; however these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule that was in effect at your initial purchase date.

You may exchange Class B shares of the Fund into a John Hancock money market fund at net asset value. However, you will continue to be subject to a CDSC upon redemption.

The Fund reserves the right to require that you keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares in another fund for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

By Telephone

1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone service representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

In Writing

1. In a letter request an exchange and list the following:
   -- the name and class of the Fund whose  shares you  currently  own
   -- your  account  number
   -- the name(s) in which the account is  registered
   -- the name of the fund in which you wish your exchange to be invested
   -- the number of shares, all shares or the dollar amount you wish to exchange Sign your request exactly as the account is registered.

2. Mail the request and information to:
    John Hancock Investor Services Corporation
    P.O. Box 9116
    Boston, Massachusetts 02205-9116

Reinvestment Privilege

If you redeem shares of the Fund, you may be able to reinvest the proceeds in shares of the Fund or another John Hancock fund without paying an additional sales charge.

1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment, for the purpose of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.


2. Any portion of your redemption may be reinvested in the Fund shares or in shares of other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund(s) name, account number and class from which your shares were originally redeemed.

Systematic Withdrawal Plan

You can pay routine bills from your account, or make periodic disbursements from your retirement account to comply with IRS regulations.

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain the application by calling your registered representative or by calling 1-800-225-5291.

2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis to yourself or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares because you may be subject to an initial sales charge on your purchases of Class A shares or a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason.

Monthly Automatic Accumulation Program (MAAP)

You can make automatic investments and simplify your investing.

1. You can authorize an investment to be withdrawn automatically each month on your bank for investment in the Fund shares, under the "Automatic
     Investing" and "Bank Information" sections of the Account Privileges Application.

2. You can also authorize automatic investing through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3.   You can terminate your Monthly Automatic Accumulation Program at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.

5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.

Group Investment Program

Organized groups of at least four persons may establish accounts.

1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

Retirement Plans

1. You may use the Fund for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R. 10), Pension and Profit Sharing Plans (including 401(k) plans), Tax-Sheltered Annuity Retirement Plans (403(b) or TSA Plans) and Section 457 Plans.


2. The initial investment minimum or aggregate minimum for any of these plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 Plans will be accepted without an initial minimum investment.

                                    (Notes)

John Hancock Growth Fund

Investment Adviser
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Principal Distributor
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Custodian
Investors Bank & Trust Company
24 Federal Street
Boston, Massachusetts 02110

Transfer Agent
John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND
For: Service Information
     Telephone Exchange call 1-800-225-5291
     Investment-by-Phone
     Telephone Redemption
For: TDD                call 1-800-554-6713


JHD 2000P  4/96


JOHN HANCOCK
GROWTH FUND


Class A and Class B Shares
Prospectus
April 1, 1996


A mutual fund seeking to achieve long-term capital appreciation.


101 Huntington Avenue
Boston, Massachusetts 02199-7603
Telephone 1-800-225-5291

(recycle) Printed on Recycled Paper

                            JOHN HANCOCK GROWTH FUND
                           Class A and Class B Shares
                       Statement of Additional Information

                                  April 1, 1996


This Statement of Additional Information provides information about John Hancock Growth Fund (the "Fund") in addition to the information that is contained in the Fund's Class A and Class B Shares Prospectus, dated April 1, 1996 (the "Prospectus").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses, copies of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS



                                                              Statement of
                                                               Additional
                                                            Information Page

Organization of the Fund                                            2
Investment Objective and Policies                                   2
Investment Restrictions                                             4
Those Responsible for Management                                    7
Investment Advisory and
  Other Services                                                   11
Distribution Contract                                              13
Net Asset Value                                                    14
Initial Sales Charge On Class A
  Shares                                                           15
Deferred Sales Charge On Class B
  Shares                                                           16
Special Redemptions                                                17
Additional Services and Programs                                   17
Description of the Fund's Shares                                   18
Tax Status                                                         19
Calculation of Performance                                         22
Brokerage Allocation                                               23
Transfer Agent Services                                            25
Custody of Portfolio                                               25
Independent Auditors                                               25
Appendix                                                           26
Financial Statements                                               27

ORGANIZATION OF THE FUND

John Hancock Growth Fund (the "Fund") is organized as a separate, diversified series of John Hancock Capital Series (the "Trust"), an open-end management investment company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Trust was organized in 1984 by John Hancock Advisers, Inc. (the "Adviser") as the successor to John Hancock Growth Fund, Inc., a Delaware corporation organized in 1968 by the John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts. The Adviser is an indirect wholly-owned subsidiary of the Life Insurance Company. Prior to October 1, 1993, the Trust was known as "John Hancock Growth Fund."

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to achieve long-term appreciation of capital. The types of securities the Fund invests in are more fully described in the Prospectus.

Purchases and sales of securities will be made whenever necessary in management's view to achieve the objectives of the Fund. Management believes that unsettled market and economic conditions during certain periods require greater portfolio turnover in pursuing the Fund's objective than would otherwise be the case.

Repurchase Agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

Restricted Securities. The Fund may invest in restricted securities, including those eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933 and foreign securities acquired in accordance with Regulation S under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, OTC options, securities that are not readily marketable and restricted securities. However, if the Board of Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid then such securities may be purchased without regard to the 15% limit. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Lower Rated Bonds. The Fund may invest in debt securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") and unrated securities deemed of equivalent quality by the Adviser. These securities are speculative to a high degree and often have very poor prospects of attaining real investment standing. Lower rated securities are generally referred to as junk bonds. No more than 5% of the Fund's net assets, however, will be invested in securities rated lower than BBB by S&P or Baa by Moody's. In addition, no more than 5% of the Fund's net assets may be invested in securities rated BBB or Baa and unrated securities deemed of equivalent quality. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations. The market prices of zero coupon bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of the Fund's outstanding voting securities which, as used in the Prospectus, means approval by the lesser of (1) 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at the meeting or (2) 50% of the Fund's outstanding shares.


     The Fund observes the following fundamental investment restrictions.

     The Fund may not:

(1) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein.

(2) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Funds total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(3) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, forward foreign currency exchange contracts, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(4) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(6) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33-1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

(7) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (6) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

(9) Issue senior securities, except as permitted by paragraphs (2), (3) and (6) above. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign currency exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (7) above are not deemed to be senior securities.

In connection with the lending of portfolio securities under item (2) above, such loans must at all times be fully collateralized by cash or securities of the U.S. Government or its agencies or instrumentalities, and the Fund's custodian must take possession of the collateral either physically or in book entry form. Any cash collateral will consist of short-term high quality debt instruments. Securities used as collateral must be marked to market daily.

Nonfundamental Investment Restrictions

The following restrictions are designated as nonfundamental and may be changed by the Trustees without shareholder approval.

     The Fund may not:

(a) purchase securities on margin or make short sales, except in connection with arbitrage transactions, or unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(b) purchase securities of any company with a record of less than three years' continuous operation, if such purchase would cause the Fund's investment in such company taken at cost to exceed 5% of the Fund's total assets taken at market value.

(c) invest for the purpose of exercising control over or management of any company.

(d) purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any securities of any one such investment company. The Fund may not invest in the securities of any other open-end investment company.

(e) knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5%, and together own beneficially more than 5%, of the securities of such issuer.

(f) invest in interests in oil, gas or other mineral leases or exploration or development programs, provided that this restriction shall not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

(g) purchase warrants if as a result (i) more than 5% of the Fund's net assets, valued at the lower of cost or market value, would be invested in warrants or
(ii) more than 2% of its net assets would be invested in warrants, valued as aforesaid, which are not traded on the New York Stock Exchange or American Stock Exchange, provided that for these purposes, warrants acquired in units or attached to securities will be deemed to be without value.

(h) purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. (The staff of the Securities and Exchange Commission may consider over-the-counter options to be illiquid securities subject to the 15% limit).

(i) purchase interests in real estate limited partnerships.

(j) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions or investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interests of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and directors of the Adviser or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                             Positions Held           Principal Occupation(s)
Name and Address              With The Fund           During the Past Five Years
----------------              -------------           --------------------------
*Edward J. Boudreau, Jr.     Chairman (1,2)           Chairman and Chief Executive Officer,
101 Huntington Avenue                                 the Adviser and The Berkeley Financial
Boston, Massachusetts                                 Group ("The Berkeley Group"); Chairman,
                                                      NM Capital Management, Inc. ("NM
                                                      Capital"); John Hancock Advisers
                                                      International Limited ("Advisers
                                                      International"); John Hancock Funds,
                                                      Inc., ("John Hancock Funds"); John
                                                      Hancock Investor Services Corporation
                                                      ("Investor Services") and Sovereign
                                                      Asset Management Corporation ("SAMCorp")
                                                      (herein after the Adviser, The Berkeley
                                                      Group, NM Capital, Advisers
                                                      International, John Hancock Funds,
                                                      Investor Services and SAMCorp are
                                                      collectively referred to as the
                                                      "Affiliated Companies"); Chairman, First
                                                      Signature Bank & Trust; Director, John
                                                      Hancock Freedom Securities Corp., John
                                                      Hancock Capital Corp., New
                                                      England/Canada Business Council; Member,
                                                      Investment Company Institute Board of
                                                      Governors; Director, Asia Strategic
                                                      Growth Fund, Inc.; Trustee, Museum of
                                                      Science; President, the Adviser (until
                                                      July 1992). Chairman, John Hancock
                                                      Distributors, Inc. (until April, 1994).

*An "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act:).
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.


                             Positions Held           Principal Occupation(s)
Name and Address              With The Fund           During the Past Five Years
----------------              -------------           --------------------------
Dennis S. Aronowitz          Trustee (4)              Professor of Law, Boston University School of
Boston University                                     Law; Trustee, Brookline Savings Bank.
Boston, Massachusetts


Richard P. Chapman, Jr.      Trustee (4)              President, Brookline Savings Bank.
160 Washington Street
Brookline, Massachusetts

William J. Cosgrove          Trustee (4)              Vice President, Senior Banker and Senior
20 Buttonwood Place                                   Credit Officer, Citibank, N.A. (retired
Saddle River, New Jersey                              September 1991); Executive Vice President,
                                                      Citadel Group Representatives, Inc.; Director,
                                                      the Hudson City Savings Bank.

Gail D. Fosler               Trustee (4)              Vice President and Chief Economist, The
4104 Woodbine Street                                  Conference Board (non-profit economic and
Chevy Chase, MD                                       business research).

Bayard Henry                 Trustee (4)              Corporate Advisor; Director, Fiduciary Trust
31 Milk Street                                        Company (a trust company); Director,
Boston, Massachusetts                                 Groundwater Technology, Inc. (remediation);
                                                      Samuel Cabot, Inc.; Advisor, Kestrel Venture
                                                      Management.

*Richard S. Scipione         Trustee (3)              General Counsel, the Life Company; Director,
John Hancock Place                                    the Adviser, the Affiliated Companies, John
P.O. Box 111                                          Hancock Distributors, Inc., JH Networking
Boston, Massachusetts                                 Insurance Agency, Inc., John Hancock
                                                      Subsidiaries, Inc., SAMCorp,  NM Capital and
                                                      John Hancock Property and Casualty Insurance
                                                      and its affiliates (until November, 1993);
                                                      Trustee, The Berkeley Group.

* An "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.


                             Positions Held                Principal Occupation(s)
Name and Address             With The Fund                 During the Past Five Years
----------------             -------------                 --------------------------
Edward J. Spellman, CPA      Trustee (4)                   Partner, KPMG Peat Marwick LLP (retired June
259C Commercial Bld.                                       1990).
Lauderdale, FL

*Anne C. Hodsdon             Trustee and President (2)     President and Chief Operating Officer, the
101 Huntington Avenue                                      Adviser; Executive Vice President, the Adviser
Boston, Massachusetts                                      (until December 1994); Senior Vice President;
                                                           the Adviser (until December 1993); Vice
                                                           President, the Adviser, until 1991.

*Robert G. Freedman          Vice Chairman and Chief       Vice Chairman and Chief Investment Officer,
101 Huntington Avenue        Investment Officer (2)        the Adviser; President, the Adviser (until
Boston, Massachusetts                                      December 1994).

*Thomas H. Drohan            Senior Vice President and     Senior Vice President and Secretary, the
101 Huntington Avenue        Secretary                     Adviser.
Boston, Massachusetts

*James B. Little             Senior Vice President and     Senior Vice President the Adviser.
101 Huntington Avenue        Chief Financial Officer
Boston, Massachusetts

*John A. Morin               Vice President                Vice President, the Adviser.
101 Huntington Avenue
Boston, Massachusetts

*Susan S. Newton             Vice President, Assistant     Vice President and Assistant Secretary, the
101 Huntington Avenue        Secretary and Compliance      Adviser.
Boston, Massachusetts        Officer

*James J. Stokowski          Vice President and            Vice President, the Adviser.
101 Huntington Avenue        Treasurer
Boston, Massachusetts

-----------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act.
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

All of the officers listed are officers or employees of the Adviser or the Affiliated Companies. Some of the directors and officers may also be officers and/or directors or trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for each Fund's fiscal year. The three non-Independent Trustees, Ms. Hodsdon, Messrs. Boudreau and Scipione, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser/or affiliated companies and receive no compensation from the Fund for their services.


                                                      Pensions or                              Total Compensation
                                                      Retirement                               From the Fund and
                                  Aggregate           Benefits Accrued    Estimated Annual     John Hancock Fund
                                  Compensation        as Part of the      Benefits Upon        Complex to Trustees (1)
Independent Trustees              From the Fund       Fund's Expenses     Retirement           (Total of 19 Funds)
--------------------              -------------       ---------------     ----------           -------------------
Dennis S. Aronowitz               $ 2,366                                  $------                  $ 61,050
Richard P. Chapman, Jr.           $   722                 $1,719-              -                    $ 62,800
William J. Cosgrove               $   722                  1,644               -                    $ 61,050
Gail D. Fosler                    $ 3,366                    -                 -                    $ 60,800
Bayard Henry                      $ 2,282                    -                 -                    $ 58,850
Edward J. Spellman                $ 2,366                    -                                      $ 61,050
                                  -------                                  -------                  --------
                                  $10,824                 $3,363           $------                  $365,600


*Compensation made for the fiscal year ended December 31, 1995
(1)The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995.

The nominees of the Funds may at times be the record holders of in excess of 5% of shares of any one or more Funds by virtue of holding shares in "street name." As of March 13, 1996 the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of each class of each of the Funds.

As of March 13, 1996 the following shareholders beneficially owned 5% of or more of the outstanding shares of the Funds listed below:

                                                          Number of shares     Percentage of total
                                      Fund and Class      of beneficial        outstanding shares of
Name and Address of Shareholder       of Shares           interest owned       the class of the Fund
-------------------------------       ---------           --------------       ---------------------
Continental Trust Cop. Cust         Class B Shares            221,469               24.88%
C/F County Employee's
Annuity & Ben Fund of Cook
County IL., 231 LaSalle
Chicago, IL  60697-0001

INVESTMENT ADVISORY AND OTHER SERVICES

As described in the Prospectus, the Fund receives its investment advice from the Adviser. Investors should refer to the Prospectus for a description of certain information concerning the investment management contract. Each of the Trustees and principal officers of the Trust who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Trust and the Adviser.

As described in the Prospectus under the caption "Organization and Management of the Fund," the Fund has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies, (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent and (iii) such executive, administrative and clerical personnel, officers and equipment as are necessary for the conduct of its business. The Adviser is responsible for the management of the Fund's portfolio assets.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

No person other than the Adviser and its directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

Under the terms of the investment management contract with the Fund, the Adviser provides the Fund with office space, supplies and other facilities required for the business of the Fund. The Adviser pays the compensation of all other officers and employees of the Trust, and pays the expenses of clerical services relating to the administration of the Fund.

All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Trust who are not "interested persons," as such term is defined in the Investment Company Act, but excluding certain distribution related activities required to be paid by the Adviser or John Hancock Funds) and the continuous public offering of the shares of the Fund are borne by the Fund.

As discussed in the Prospectus and as provided by the investment management contract, the Fund pays the Adviser monthly an investment management fee, which is accrued daily, based on a stated percentage of the average of the daily net assets of the Fund as follows:

                     Net Asset Value                          Annual Rate
                     ---------------                          -----------

                     First $250, 000, 0000                    0.80%
                     Next  $250,000,000                       0.75%
                     Amount over $500,000,000                 0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


On December 31, 1995, the net assets of the Fund were $257,612,642. For the years ended December 31, 1993, 1994 and 1995, the Adviser received fees of $784,618, $1,231,294 and $1,561,020 respectively. The advisory fee reflect a different advisory fee schedule that was in effect before January 1, 1994.

If the total of all ordinary business expenses of the Fund for any fiscal year exceeds limitations prescribed in any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser will be reduced to the extent required by these limitations. At this time, the most restrictive limit on expenses imposed by a state requires that expenses charged to the Fund in any fiscal year may not exceed 2 1/2% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of such net assets and 1 1/2% of the remaining average net assets. When calculating the above limit, the Fund may exclude interest, brokerage commissions and extraordinary expenses.

Pursuant to its investment management contract, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the investment management contract.

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $16 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings with S&P's and A. M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life

Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The investment management contract and the distribution contract discussed below continue in effect from year to year if approved annually by vote of a majority of the Independent Trustees (as defined below), cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Each contract automatically terminates upon assignment. Each contract may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund.

DISTRIBUTION CONTRACT

The Fund has a distribution contract with John Hancock Funds pertaining to each class of shares. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Fund, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are listed in the Fund's Class A and Class B Shares Prospectus (the "Class A and Class B Prospectus").

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (together, the "Plans") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that Class. However, the service fee will not exceed 0.25% of the Fund's daily net assets attributable to each class of shares. The distribution fees reimburse John Hancock Funds for its distribution costs incurred in the promotion of sales of Fund shares, and the service fees compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for expenses incurred by it under the Class B Plan in any fiscal year, John Hancock Funds may carry these expenses forward, provided, however that the Trustees may terminate the Class B Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund. The Plans were approved by a majority of the voting securities of the applicable class of the Fund. The Plans were approved by a majority of the voting securities of the applicable class of the Fund. Both Plans and all amendments were approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis.

During the fiscal year ended December 31, 1995 the Fund paid Investor Services the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

                                  Expense Items

                                    Printing and                           Expenses of
                                    Mailing of                             John Hancock    Interest
                                    Prospectus to      Compensation to     Funds           Carrying or
                     Advertising    New Shareholders   Selling Brokers     Charges         Other Finance
                     -----------    ----------------   ---------------     -------         -------------

Growth Fund
Class A shares       $52,118            $14,899           $394,891          $97,474           $  0
Class B shares       $10,264            $ 1,531           $ 40,221          $15,914           $14,661

Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans may be terminated without penalty
(a) by vote of a majority of the Independent Trustees, (b) by a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of a majority of both the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each of the Plans will benefit the holders of the applicable class of shares of the Fund.

When the Fund seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plans, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and are identified in this Statement of Additional Information under the heading "Those Responsible for Management."

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of a Fund's NAV.

A Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

The sales charges applicable to purchases of Class A shares of the Fund are described in the Fund's Class A and Class B Prospectus. Methods of obtaining reduced sales charges referred to generally in the Class A and Class B Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

Without Sales Charges. As described in the Class A and Class B Prospectus, Class A shares of the Fund may be sold without a sales charge to certain persons described in the prospectus.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges (according to the schedule set forth in the Class A and Class B Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. The reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight
(48) month period. These qualified retirement plans include group IRA, SEP, SARSEP, TSA, 401(k), 403(b) and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. An LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Class A and Class B Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the

Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Class A and Class B Prospectus for additional information regarding the CDSC.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder were to sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. As describe d more fully in the Prospectuses, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

Systematic Withdrawal Plan. As described briefly in the Class A and Class B Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds from the redemption of shares of the Fund. Since the redemption price of the shares of the Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained fully in the Class A and Class B Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

     The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

Reinvestment Privilege. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or any of the other John Hancock funds, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any of the other John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any other series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. The holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective Rule 12b-1 distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class, (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any class expenses properly allocable to that class of shares. Similarly, the net asset value per share may vary depending on whether Class A shares or Class B shares are purchased.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the class of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

TAX STATUS

Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and intends to continue to quilify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus, whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash that they would have received had they elected to receive the distribution in cash, divided by the number of shares received.

The Fund may be subject to foreign taxes on its income from investments in certain ADRs representing foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporation, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction.

If the fund acquires ADRs representing stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies'), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to it shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return for these investments.

The amount of net realized capital gains, if any, in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the Class A shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestment plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute all net capital gains, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.

If the Fund invests in certain PIKs, zero coupon securities or certain increasing rate securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently), the Fund will be required to accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to reserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchanges) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The average annual total return on Class A shares of the Fund for the 1 year, 5 year and 10 year periods ended December 31, 1995 was 20.82%, 13.69% and 11.76%, respectively and reflect payment of the maximum sales charge of 5.0%. The average annual total return on Class B shares of the Fund for the 1 year period ended December 31, 1995 and since inception on January 1, 1994 was 21.01% and 6.69%, respectively, and reflects the applicable contingent deferred sales charge.

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

[GRAPHIC OMITTED]

Where:

P =               a hypothetical initial investment of $1,000.

T =               average annual total return.

n =               number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year, and 10 year periods.

In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge of 5.00% is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's 5.00% sales charge on Class A shares or the CDSC on Class B shares into account. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Performance Analysis," a monthly publication which tracks net assets, total return and yield equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by its investment committee,  which  consists  of  officers  and  directors  of  the  Adviser  and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Insurance Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended on December 31, 1995, 1994 and 1993, the Fund paid negotiated brokerage commissions in the amount of $334,672, $236,226, and $244,879, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended December 31, 1995, the Fund directed commissions in the amount of $46,158 to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, two of which, Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Company, Inc. ("Sutro"), are broker-dealers ("Affiliated Brokers"). Pursuant to procedures established by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through

Tucker Anthony or Sutro. During the year ended December 31, 1995, the Fund did not execute any portfolio transactions with Affiliated Brokers.

Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers.

TRANSFER AGENT SERVICES

John Hancock Investor Services Corporation, P.O. Box 9116, Boston, MA 02205-9116, a wholly owned indirect subsidiary of the Life Insurance Company, is the transfer and dividend paying agent for the Fund. The Fund pays Investor Services an annual fee for Class A of $16.00 per shareholder account and for Class B shares of $18.50 plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund allocated to each class on the basis of the relative net asset value.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. Ernst & Young audits and renders an opinion of the Fund's annual financial statements and prepares the Fund's annual Federal income tax return.

APPENDIX

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks, preferred stock and
     other investments (cost - $165,477,205) ...................    $250,529,960
   Publicly traded convertible bonds (cost - $650,000) .........         712,563
   Joint repurchase agreement (cost - $7,320,000) ..............       7,320,000
   Corporate savings account ...................................           5,883
                                                                    ------------
                                                                     258,568,406

  Receivable for shares sold ...................................          10,795
  Receivable for investments sold ..............................       4,273,499
  Interest receivable ..........................................           8,649
  Dividends receivable .........................................         141,137
  Other assets .................................................          23,796
                                                                    ------------
                    Total Assets ...............................     263,026,282
                    ------------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased ...............................             123
  Payable for investments purchased ............................       5,028,850
  Payable to John Hancock Advisers, Inc. .......................
   and affiliates - Note B .....................................         267,247
  Accounts payable and accrued expenses ........................         117,421
                                                                    ------------
                    Total Liabilities ..........................       5,413,641
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in ..............................................     172,385,747
  Accumulated net realized gain on investments .................         111,577
  Net unrealized appreciation of investments ...................      85,115,318
                                                                    ------------
                    Net Assets .................................    $257,612,642
                    ============================================================

NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of  beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $241,699,860/12,388,361 ............................    $      19.51
  ==============================================================================
  Class B - $15,912,782/826,498 ................................    $      19.25
  ==============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($19.51 x 105.26%) .................................    $      20.54
  ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $14,730) .....     $ 1,202,907
  Interest ....................................................         785,627
                                                                    -----------
                                                                      1,988,534
                                                                    -----------
  Expenses:
   Investment management fee - Note B .........................       1,561,020
   Distribution/service fee - Note B
     Class A ..................................................         559,382
     Class B ..................................................          82,591
   Transfer agent fee - Note B ................................         578,813
   Printing ...................................................          46,658
   Custodian fee ..............................................          43,950
   Auditing fee ...............................................          32,214
   Registration and filing fees ...............................          29,808
   Trustees' fees .............................................          15,625
   Miscellaneous ..............................................          10,421
   Legal fees .................................................           1,633
                                                                    -----------
                    Total Expenses ............................       2,962,115
                    -----------------------------------------------------------
                    Net Investment Loss .......................        (973,581)
                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold .......................       9,207,214
  Change in net unrealized appreciation/depreciation
   of investments .............................................      30,638,725
                                                                    -----------
                    Net Realized and Unrealized
                    Gain on Investments .......................      39,845,939
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................     $38,872,358
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                                          -------------------------------
                                                                               1995              1994
                                                                          -------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss ................................................    $    (973,581)    $    (986,780)
  Net realized gain (loss) on investments sold .......................        9,207,214         1,529,276
  Change in net unrealized appreciation/depreciation of investments ..       30,638,725       (13,091,731)
                                                                          -------------     -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ...       38,872,358       (12,549,235)
                                                                          -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gain on investments sold
   Class A - ($0.6945 and $0.2020 per share, respectively) ...........       (8,391,968)       (1,850,208)
   Class B** - ($0.6945 and $0.2020 per share, respectively) .........         (552,264)          (43,984)
   Class C*** - (none and $0.2020 per share, respectively) ...........           --               (18,255)
                                                                          -------------     -------------
     Total Distributions to Shareholders .............................       (8,944,232)       (1,912,447)
                                                                          -------------     -------------

FROM FUND SHARE TRANSACTIONS -- NET* .................................       75,837,052         2,086,820
                                                                          -------------     -------------
NET ASSETS:
  Beginning of period ................................................      151,847,464       164,222,326
                                                                          -------------     -------------
  End of period ......................................................    $ 257,612,642     $ 151,847,464
                                                                          =============     =============
* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                YEAR ENDED DECEMBER 31,

                                                                       -----------------------------------------------------------

                                                                                  1995                            1994
                                                                       ---------------------------     ---------------------------
                                                                         SHARES          AMOUNT          SHARES          AMOUNT
                                                                       ----------     ------------     ----------     ------------
CLASS A
  Shares sold .....................................................     1,671,481     $ 32,932,574       4,198,071     $ 71,177,794
  Shares issued in reorganization - Note D ........................     3,788,495       77,588,384           --              --
  Shares issued to shareholders in reinvestment of distributions ..       402,050        7,803,606         110,953        1,738,305
                                                                       ----------     ------------      ----------     ------------
                                                                        5,862,026      118,324,564       4,309,024       72,916,099
  Less shares repurchased .........................................    (2,691,827)     (52,370,704)     (4,457,375)     (75,094,698)
                                                                       ----------     ------------      ----------     ------------
  Net increase (decrease) .........................................     3,170,199     $ 65,953,860        (148,351)    $ (2,178,599)
                                                                       ==========     ============      ==========     ============
CLASS B **
  Shares sold .....................................................       333,335     $  6,333,583         259,658     $  4,192,534
  Shares issued in reorganization - Note D ........................       471,911        9,563,328            --             --
  Shares issued to shareholders in reinvestment of distributions ..        27,495          526,875           2,737           42,721
                                                                       ----------     ------------      ----------     ------------
                                                                          832,741       16,423,786         262,395        4,235,255
  Less shares repurchased .........................................      (246,690)      (4,843,723)        (21,948)        (347,495)
                                                                       ----------     ------------      ----------     ------------
  Net increase ....................................................       586,051     $ 11,580,063         240,447     $  3,887,760
                                                                       ==========     ============      ==========     ============
CLASS C ***
  Shares sold .....................................................           841     $     15,270          30,518     $    480,690
  Shares issued to shareholders in reinvestment of distributions ..         --               --              1,121           17,646
                                                                       ----------     ------------      ----------     ------------
                                                                              841           15,270          31,639          498,336
  Less shares repurchased .........................................       (99,061)      (1,712,141)         (7,014)        (120,677)
                                                                       ----------     ------------      ----------     ------------
  Net increase (decrease) .........................................       (98,220)    $ (1,696,871)         24,625     $    377,659
                                                                       ==========     ============      ==========     ============
 ** Class B shares commenced operations on January 3, 1994.
*** All Class C shares were redeemed on March 31, 1995.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated: investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,

                                                                     -----------------------------------------------------------

                                                                       1995           1994        1993        1992        1991
                                                                     --------       --------    --------    --------    --------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ..........................    $  15.89       $  17.40    $  17.32    $  17.48    $  12.93
                                                                     --------       --------    --------    --------    --------
  Net Investment Income (Loss) ..................................       (0.09)(c)      (0.10)      (0.11)      (0.06)       0.04
  Net Realized and Unrealized Gain (Loss) on Investments ........        4.40          (1.21)       2.33        1.10        5.36
                                                                     --------       --------    --------    --------    --------
   Total from Investment Operations .............................        4.31          (1.31)       2.22        1.04        5.40
                                                                     --------       --------    --------    --------    --------
  Less Distributions:
  Dividends from Net Investment Income ..........................        --             --          --          --         (0.04)
  Distributions from Net Realized Gain on Investments Sold ......       (0.69)         (0.20)      (2.14)      (1.20)      (0.81)
                                                                     --------       --------    --------    --------    --------
   Total Distributions ..........................................       (0.69)         (0.20)      (2.14)      (1.20)      (0.85)
                                                                     --------       --------    --------    --------    --------
  Net Asset Value, End of Period ................................    $  19.51       $  15.89    $  17.40    $  17.32    $  17.48
                                                                     ========       ========    ========    ========    ========
  Total Investment Return at Net Asset Value (g) ................       27.17%         (7.50%)     13.03%       6.06%      41.68%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .....................    $241,700       $146,466    $162,937    $153,057    $145,287
  Ratio of Expenses to Average Net Assets .......................        1.48%          1.65%       1.56%       1.60%       1.44%
  Ratio of Net Investment Income (Loss) to Average Net Assets ...       (0.46%)        (0.64%)     (0.67%)     (0.36%)      0.27%
  Portfolio Turnover Rate .......................................          68%(i)         52%         68%         71%         82%

CLASS B (a)
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ..........................    $ 15.83        $17.16(b)
                                                                     -------        ------
  Net Investment Loss ...........................................      (0.26)(c)     (0.20)(c)
  Net Realized and Unrealized Gain (Loss) on Investments ........       4.37         (0.93)
                                                                     -------        ------
   Total from Investment Operations .............................       4.11         (1.13)
                                                                     -------        ------
  Less Distributions:

  Distributions from Net Realized Gain on Investments Sold ......      (0.69)        (0.20)
                                                                     -------        ------
  Net Asset Value, End of Period ................................    $ 19.25        $15.83
                                                                     =======        ======
  Total Investment Return at Net Asset Value (g) ................      26.01%        (6.56%)(f)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .....................    $15,913        $3,807
  Ratio of Expenses to Average Net Assets .......................       2.31%         2.38%(d)
  Ratio of Net Investment Loss to Average Net Assets ............      (1.39%)       (1.25%)(d)
  Portfolio Turnover Rate .......................................         68%(i)        52%


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------

                                                                                   YEAR ENDED
                                                                PERIOD ENDED       DECEMBER 31,     PERIOD ENDED
                                                               MARCH 31, 1995         1994        DECEMBER 31, 1993
                                                               --------------      ------------   -----------------
CLASS C (e)
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ......................     $   16.02         $   17.46          $ 17.05(b)
                                                                  ---------         ---------          ---------
  Net Investment Income (Loss) ..............................          0.02(c)          (0.01)             (0.02)
  Net Realized and Unrealized Gain (Loss) on Investments ....          1.28             (1.23)              2.57
                                                                  ---------         ---------          ---------
   Total from Investment Operations .........................          1.30             (1.24)              2.55
                                                                  ---------         ---------          ---------
  Less Distributions:

  Distributions from Net Realized Gain on Investments Sold ..         --                (0.20)             (2.14)
                                                                  ---------         ---------          ---------
  Net Asset Value, End of Period ............................     $   17.32         $   16.02          $   17.46
                                                                  =========         =========          =========
  Total Investment Return at Net Asset Value (g) ............          8.11%(f)         (7.07%)           (15.18%)(f)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .................     $   1,672         $   1,574          $   1,285
  Ratio of Expenses to Average Net Assets ...................          1.05%(d)          1.12%              1.05%(d)
  Ratio of Net Investment Income (Loss) to Average Net Assets          0.44%(d)         (0.08%)            (0.17%)(d)
  Portfolio Turnover Rate ...................................            39%               52%                68%

(a) Class B shares commenced operations on January 3, 1994.
(b) Initial price at commencement of operations.
(c) On average month end shares outstanding.
(d) On an annualized basis.
(e) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period reflect amounts prior to the redemption of all shares on March 31, 1995.
(f) Not annualized.
(g) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(i) Portfolio turnover rate excludes merger activity.

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE GROWTH FUND ON DECEMBER 31, 1995. IT'S DIVIDED INTO FIVE MAIN CATEGORIES: COMMON STOCKS, PREFERRED STOCKS, OTHER INVESTMENTS, PUBLICLY TRADED CONVERTIBLE BONDS AND SHORT-TERM INVESTMENTS. THE INVESTMENTS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
December 31, 1995
--------------------------------------------------------------------------------
                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------    ------
COMMON STOCKS
AEROSPACE (0.53%)
  Thiokol Corp. .................................       40,000*      $ 1,355,000
                                                                     -----------
BANKS (1.41%)
  Chase Manhattan Corp. .........................       60,000*        3,637,500
                                                                     -----------
BEVERAGES (2.31%)
  Coca-Cola Co. (The) ...........................       80,000         5,940,000
                                                                     -----------
BROADCASTING (0.72%)
  Capital Cities /ABC, Inc. .....................       15,000*        1,850,625
                                                                     -----------
CHEMICALS (2.08%)
  Eastman Chemical Co. ..........................       20,000*        1,252,500
  Millipore Corp. ...............................      100,000*        4,112,500
                                                                     -----------
                                                                       5,365,000
                                                                     -----------
COMPUTERS (8.14%)
  Cognex Corp. * * ..............................      120,000*        4,170,000
  Compaq Computer Corp. * * .....................       80,000*        3,840,000
  Hewlett-Packard Co. ...........................       20,000*        1,675,000
  Lexmark International Group, Inc. .............
   (Class A) * * ................................       80,000*        1,460,000
  Seagate Technology, Inc. * * ..................       70,000*        3,325,000
  Silicon Graphics, Inc. * * ....................       70,000*        1,925,000
  Sun Microsystems, Inc. * * ....................      100,000*        4,562,500
                                                                     -----------
                                                                      20,957,500
                                                                     -----------
COSMETICS & TOILETRIES (3.37%)
  Estee Lauder Cos., Inc. (Class A) * * .........       84,600*        2,950,425
  Gillette Co. (The) ............................      110,000         5,733,750
                                                                     -----------
                                                                       8,684,175
                                                                     -----------
DIVERSIFIED OPERATIONS (0.19%)
  ITT Industries, Inc. ..........................       20,000*          480,000
                                                                     -----------
DRUGS (7.88%)
  Johnson & Johnson .............................       65,000         5,565,625
  Merck & Co., Inc. .............................      100,000*        6,575,000
  Pfizer, Inc. ..................................       60,000         3,780,000
  Schering-Plough Corp. .........................       80,000*        4,380,000
                                                                     -----------
                                                                      20,300,625
                                                                     -----------
ELECTRONICS (14.28%)
  Adaptec, Inc. * * .............................      140,000         5,740,000
  Altera Corp. * * ..............................       25,000*        1,243,750
  Applied Materials, Inc. * * ...................       80,000*        3,150,000
  Bay Networks, Inc. * * ........................      112,500*        4,626,562
  Benchmarq Microelectronics, * * ...............       75,000*          609,375
  Cisco Systems, Inc. * * .......................       60,000         4,477,500
  Duracell International, Inc. ..................       90,000*        4,657,500
  Intel Corp. ...................................       30,000*        1,702,500
  LSI Logic Corp. * * ...........................       60,000*        1,965,000
  Molex, Inc. ...................................       50,000*        1,587,500
  Molex, Inc. (Class A) .........................       93,750         2,871,094
  Vishay Intertechnology, Inc. * * ..............      132,300         4,167,450
                                                                     -----------
                                                                      36,798,231
                                                                     -----------
FINANCIAL/BUSINESS SERVICES (8.08%)
  Capital One Financial Corp. ...................       60,000*        1,432,500
  Dean Witter Discover & Co. ....................       50,000*        2,350,000
  Edwards (A.G.), Inc. ..........................       45,000*        1,074,375
  First Data Corp. ..............................       40,000*        2,675,000
  MBNA Corp. ....................................      120,000         4,425,000
  Paychex, Inc. .................................      177,500         8,852,812
                                                                     -----------
                                                                      20,809,687
                                                                     -----------
FOOD (2.77%)
  ConAgra, Inc. .................................       40,000*        1,650,000
  Kellogg Co. ...................................       50,000*        3,862,500
  Nabisco Holdings Corp. (Class A) ..............       50,000*        1,631,250
                                                                     -----------
                                                                       7,143,750
                                                                     -----------
HEALTHCARE (10.10%)
  Amgen, Inc. * * ...............................       70,000*        4,156,250
  Boston Scientific Corp. * * ...................       25,000*        1,225,000
  Cardinal Health, Inc. * * .....................       82,500         4,516,875
  HBO & Co. .....................................       85,000         6,513,125
  Health Management Associates, Inc. ............
   (Class A) * * ................................      195,000         5,094,375


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------    ------
HEALTHCARE (CONTINUED)
  Heart Technology, Inc. * * ..................         30,000*      $   986,250
  IDEXX Laboratories, Inc. * * ................         75,000*        3,525,000
                                                                     -----------
                                                                      26,016,875
                                                                     -----------
HOTELS & MOTELS (0.37%)
  Marriott International, Inc. ................         25,000*          956,250
                                                                     -----------
INSURANCE (0.38%)
  ITT Hartford Group, Inc. * * ................         20,000*          967,500
                                                                     -----------
LEISURE & RECREATION (3.54%)
  Disney (Walt) Co., (The) ....................         70,000         4,130,000
  ITT Corp. * * ...............................         20,000*        1,060,000
  PolyGram N.V. American Depository
   Receipt, (ADR) .............................         75,000         3,937,500
                                                                     -----------
                                                                       9,127,500
                                                                     -----------
LINEN SUPPLY (1.55%)
  Cintas Corp. ................................         90,000         4,005,000
                                                                     -----------
NURSING HOMES (3.26%)
  Health Care & Retirement Corp. * * ..........        130,000         4,550,000
  Manor Care, Inc. ............................        110,000         3,850,000
                                                                     -----------
                                                                       8,400,000
                                                                     -----------
OIL / GAS (4.73%)
  Diamond Offshore Drilling, * *...............        100,000*        3,375,000
  Halliburton Co. .............................         50,000*        2,531,250
  Reading & Bates Corp. * * ...................        100,000*        1,500,000
  Schlumberger Ltd. ...........................         35,000*        2,423,750
  Western Atlas, Inc. * * .....................         46,600*        2,353,300
                                                                     -----------
                                                                      12,183,300
                                                                     -----------
PUBLISHING (1.94%)
  News Corp. Ltd. (The) (ADR) .................        125,000         2,671,875
  Scholastic Corp. * * ........................         30,000*        2,332,500
                                                                     -----------
                                                                       5,004,375
                                                                     -----------
RETAIL (9.69%)
  Borders Group, Inc. * * .....................        125,000*        2,312,500
  Circuit City Stores, Inc. ...................         54,700*        1,511,087
  CUC International, Inc. * * .................        142,500         4,862,812
  Landry's Seafood Restaurants, Inc. * * ......        120,000*        2,047,500
  McDonald's Corp. ............................        120,000         5,415,000
  Men's Wearhouse, Inc. (The) * * .............         45,000*        1,158,750
  PetSmart, Inc. * * ..........................        100,000*        3,100,000
  Walgreen Co. ................................        100,000*        2,987,500
  Wal-Mart Stores, Inc. .......................         70,000         1,566,250
                                                                     -----------
                                                                      24,961,399
                                                                     -----------
SOFTWARE (4.98%)
  America Online, Inc. * * ....................        120,000         4,500,000
  Electronic Arts, Inc. * * ...................         40,000*        1,045,000
  Microsoft Corp. * * .........................         25,000*        2,193,750
  Oracle Corp. * * ............................        120,000*        5,085,000
                                                                    ------------
                                                                      12,823,750
                                                                    ------------
TELECOMMUNICATIONS (4.95%)
  Airtouch Communications, Inc. * * ...........         90,000         2,542,500
  AT&T Corp. ..................................         25,000*        1,618,750
  Ericsson (L.M.) Telephone Co., (Class B)
   (ADR) * * ..................................        104,500*        2,037,750
  Motorola, Inc. ..............................         60,400         3,442,800
  Nokia Corp. (Class A) (ADR) .................         80,000*        3,110,000
                                                                    ------------
                                                                      12,751,800
                                                                    ------------
                             TOTAL COMMON STOCK
                            (Cost $165,395,830)         (97.25%)     250,519,842
                                                     ---------      ------------

PREFERRED STOCK
ELECTRONICS (0.00%)
  Teledyne, Inc., Ser E, $1.20 ................            700*           10,063
                                                                    ------------
                          TOTAL PREFERRED STOCK
                                 (Cost $10,500)          (0.00%)          10,063
                                                     ---------      ------------

OTHER INVESTMENT
DRUGS (0.00%)
  Lilly (Eli) & Co., Contingent
   Payment Units ** ...........................         14,000                55
                                                                    ------------
                         TOTAL OTHER INVESTMENT
                                 (Cost $70,875)          (0.00%)              55
                                                     ---------      ------------
                           TOTAL COMMON STOCKS,
                            PREFERRED STOCK AND
                               OTHER INVESTMENT
                            (Cost $165,477,205)         (97.25%)     250,529,960
                                                     ---------      ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


                                    INTEREST     S&P          PAR VALUE          MARKET
ISSUER, DESCRIPTION                   RATE     RATING***   (000'S OMITTED)        VALUE
-------------------                   ----     ---------   ---------------        -----
PUBLICLY TRADED CONVERTIBLE BONDS
Toys/Games/Hobby Products (0.28%)
  Hasbro, Inc.
   Conv. Sub.
   Note 11-15-98..................      6.00%     A-           $  650        $    712,563
                                                                             ------------
             TOTAL PUBLICLY TRADED
                 CONVERTIBLE BONDS
                   (Cost $650,000)                               (0.28%)          712,563
                                                               -------       ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.84%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Capital Markets, Inc.
   Dated 12-29-95, due 01-02-96
   (secured by U.S. Treasury
   Bonds, 10.375% due
   11-15-12 and 7.50%
   due 11-15-16)..................      5.90                     7,320          7,320,000
                                                                             ------------
CORPORATE SAVINGS ACCOUNT (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 5.00%                                                               5,883
                                                                             ------------
      TOTAL SHORT-TERM INVESTMENTS                               (2.84%)        7,325,883
                                                               -------       ------------
                 TOTAL INVESTMENTS                             (100.37%)     $258,568,406
                                                               =======       ============

  * Securities, other than short-term investments, newly added to the portfolio during the year ended December 31, 1995.
 ** Non-income producing security.
*** Credit rating is unaudited.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


NOTE A --
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust"), is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Growth Fund (the "Fund") and John Hancock Special Value Fund. The investment objective of the Fund is to achieve long-term appreciation of capital by diversifying its investments among a number of industry groups without concentration in any particular industry.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class C shares were outstanding in the current fiscal year during the period from January 1, 1995 through March 31, 1995, but were abolished by the Trustees on May 1, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

                         NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $250,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $500,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $376,267. Out of this amount, $59,781 was retained and used for printing prospectuses, advertising, sales literature, and other purposes, $20,565 was paid as sales commissions to unrelated broker-dealers, and $295,921 was paid as sales commissions to personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1995, contingent deferred sales charges amounted to $16,695.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corp. ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. For the period January 1, 1995 through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class C shares paid a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class C shares of the Fund. For the nine months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $385,350 for Class A, $22,387 for Class B and $408 for Class C shares, respectively. Effective October 1, 1995, transfer agent expense is a fund expense.

   Messrs. Edward J. Boudreau, Jr and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. John Hancock Mutual Life Insurance Company owns 400,000 Class A shares of beneficial interest of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John

                         NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases  and  proceeds  from  sales  of  securities,   other  than  short-term
obligations, during the period ended December 31, 1995 aggregated $107,466,892 and $116,529,822, respectively.

   The cost of investments owned at December 31, 1995 (excluding the corporate savings account), for Federal income tax purposes was $173,452,018. Gross unrealized appreciation and depreciation of investments aggregated $88,383,168 and $3,272,662, respectively, resulting in net unrealized appreciation of $85,110,506.

NOTE D --
REORGANIZATION

On September 8, 1995, the shareholders of John Hancock Capital Growth Fund (JHCGF) approved a plan of reorganization between JHCGF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHCGF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 3,788,495 Class A shares, and 471,911 Class B shares of John Hancock Growth Fund for the net assets of JHCGF, which amounted to $77,588,384 and $9,563,328 for Class A and B shares, respectively, including $20,624,702 of unrealized appreciation, at the close of business on September 15, 1995.

NOTE E --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended December 31, 1995, the Fund has reclassified the accumulated net investment loss $973,581 to capital paid-in. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                        John Hancock Funds - Growth Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS To the Trustees and Shareholders of John Hancock Capital Series -- John Hancock Growth Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Growth Fund (the "Fund'), one of the portfolios constituting John Hancock Capital Series, including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Growth Fund portfolio of John Hancock Capital Series at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                              /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for its fiscal year ended December 31, 1995.

   The Fund designated a distribution to shareholders $8,944,000 as long-term capital gain dividends. Shareholders were mailed a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

   United States Government Obligations:None of the 1995 income earned by the Fund was derived from obligations of the U.S. government or its agencies. The Fund did not have any assets invested in U.S. Treasury bonds, bills, notes or other U.S. Government Agencies at year end.

   For the fiscal year ending December 31, 1995 none of the distributions qualify for the dividends received deduction available to corporations.

   For specific information on exemption provisions in your state, consult your local tax office or your tax adviser.

John Hancock
Special Value Fund


Class A and Class B Shares
Prospectus
April 1, 1996



TABLE OF CONTENTS
                                                           Page
                                                         -------
Expense Information                                          2
The Fund's Financial Highlights                              3
Investment Objective and Policies                            4
Organization and Management of the Fund                      8
Alternative Purchase Arrangements                            9
The Fund's Expenses                                         11
Dividends and Taxes                                         12
Performance                                                 13
How to Buy Shares                                           13
Share Price                                                 15
How to Redeem Shares                                        20
Additional Services and Programs                            22

   This Prospectus sets forth information about John Hancock Special Value Fund (the "Fund"), a diversified series of John Hancock Capital Series (the "Trust") that you should know before investing. Please read and retain it for future reference.

   Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated April 1, 1996, and incorporated by reference in this Prospectus, free of charge by writing to or by telephoning:
John Hancock Investor Services Corporation, Post Office Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).

   Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

   The purpose of the following information is to help you understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses of the Fund's Class A and Class B shares for the Fund's fiscal year ended December 31, 1995, adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.


                                                             Class A    Class B
                                                             Shares     Shares
                                                             -------  ---------
Shareholder Transaction Expenses
Maximum sales charge imposed on purchases
 (As a percentage of offerin  price)                          5.00%       None
Maximum sales charge imposed on reinvested dividends          None        None
Maximum deferred sales charge                                 None*       5.00%
Redemption fee+                                               None        None
Exchange fee                                                  None        None
Annual Fund Operating Expenses (As a percentage of average
 net assets)
Management fee (net of expense reduction)***                  0.00%       0.00%
12b-1 fee**                                                   0.30%       1.00%
Other expenses (net of expense reduction)***                  0.71%       0.71%
Total Fund operating expenses (net of expense reduction)***   1.01%       1.71%

  *No sales charge is payable at the time of purchase on investments in Class
   A shares of $1 million or more, but a contingent deferred sales charge of up to 1.00% may be imposed on these investments, as described under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.
 **The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses. Distribution expenses under the Class A Plan are not carried beyond one year from the date these expenses were incurred. Unreimbursed expenses under the Class B Plan will be carried forward with interest. See "The Fund's Expenses."
   +Redemption by wire fee (currently $4.00) not included.
***Total Fund operating expenses in the table reflect estimated expenses, net of the Advisers reduction of the management fee and other expenses (but not including the transfer agent fee and the 12b-1 fee) in excess of 0.40% of the Fund's average net assets. Without this fee reduction, the expenses shown for Class A and Class B shares, respectively, would be: Management fee, 0.70% and 0.70%, other expenses 0.90% and 0.90% and total expenses 1.90% and 2.60%. The Adviser reserves the right to terminate this fee reduction in the future.


                                                    1      3      5       10
                       Example                    Year  Years   Years    Years
You would pay the following expenses for the
  indicated period of years on a hypothetical
  $1,000 investment, assuming a 5% annual
  return:
Class A Shares                                     $60   $81    $103     $167
Class B Shares
  --Assuming complete redemption at end of
    period                                         $67   $84    $113     $183
  --Assuming no redemption                         $17   $54    $ 93     $183

(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.)

   The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Rules of Fair Practice.

   The management and 12b-1 fees referenced above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS

   The following table of Financial Highlights has been audited by Ernst & Young LLP, the Fund's independent auditors whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, that may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.

   Selected data for each class of shares outstanding throughout each period indicated is as follows:

                                                                                           For the Period
                                                                     Year Ended            January 3, 1994
                                                                    December 31,    (Commencement of Operations)
CLASS A                                                                 1995            to December 31, 1994
                                                                    ------------    ----------------------------
Per Share Operating Performance
 Net Asset Value, Beginning of Period                                 $  8.99                  $ 8.50(e)
                                                                      -------                  ------
 Net Investment Income                                                   0.21(b)                 0.18(b)
 Net Realized and Unrealized Gain on Investments                         1.60                    0.48
                                                                      -------                  ------
   Total from Investment Operations                                      1.81                    0.66
                                                                      -------                  ------
 Less Distributions:
 Dividends from Net Investment Income                                   (0.20)                  (0.17)
 Distributions from Net Realized Gain on Investments Sold               (0.21)                   --
                                                                      -------                  ------
  Total Distributions                                                   (0.41)                  (0.17)
                                                                      -------                  ------
 Net Asset Value, End of Period                                       $ 10.39                  $ 8.99
                                                                      =======                  ======
  Total Investment Return at Net Asset Value (d)                        20.26%                   7.81%(c)
  Total Adjusted Investment Return at Net Asset Value (a)               19.39%                   7.30%(c)
Ratios and Supplemental Data
 Net Assets, End of Period (000's omitted)                            $12,845                  $4,420
 Ratio of Expenses to Average Net Assets**                               0.98%                   0.99%*
 Ratio of Adjusted Expenses to Average Net Assets (a)                    1.85%                   4.98%*
 Ratio of Net Investment Income to Average Net Assets                    2.04%                   2.10%*
 Ratio of Adjusted Net Investment Income (Loss) to Average
  Net Assets (a)                                                         1.17%                  (1.89%)*
 Portfolio Turnover Rate                                                    9%                    0.3%
 **Expense Reimbursement Per Share                                    $  0.09(b)               $ 0.34(b)

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period                                 $  9.00                  $ 8.50(e)
                                                                      -------                  ------
 Net Investment Income                                                   0.12(b)                 0.13(b)
 Net Realized and Unrealized Gain on Investments                         1.59                    0.48
                                                                      -------                  ------
  Total from Investment Operations                                       1.71                    0.61
                                                                      -------                  ------
 Less Distributions:
 Dividends from Net Investment Income                                   (0.12)                  (0.11)
 Distributions from Net Realized Gain on Investments Sold               (0.21)                   --
  Total Distributions                                                   (0.33)                  (0.11)
 Net Asset Value, End of Period                                       $ 10.38                  $ 9.00
                                                                      =======                  ======
  Total Investment Return at Net Asset Value (d)                        19.11%                   7.15%(c)
  Total Adjusted Investment Return at Net Asset Value (a)               18.24%                   6.64%(c)
Ratios and Supplemental Data
 Net Assets, End of Period (000's omitted)                            $16,994                  $3,296
 Ratio of Expenses to Average Net Assets**                               1.73%                   1.72%*
 Ratio of Adjusted Expenses to Average Net Assets (a)                    2.60%                   5.71%*
 Ratio of Net Investment Income to Average Net Assets                    1.21%                   1.53%*
 Ratio of Adjusted Net Investment Income (Loss) to Average Net
  Assets (a)                                                             0.34%                  (2.46%)*
 Portfolio Turnover Rate                                                    9%                    0.3%
 **Expense Reimbursement Per Share                                    $  0.09(b)               $ 0.34(b)

 *  On an annualized basis.
(a) On an unreimbursed basis.
(b) On average month end shares outstanding.
(c) Not annualized.
(d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e) Initial price to commence operations.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek capital appreciation with income as a secondary objective.

The Fund's investment objective is to seek capital appreciation with income as a secondary consideration. The Fund will seek to achieve its objective by investing primarily in equity securities that are undervalued when compared to alternative equity investments. There is no assurance that the Fund will achieve its investment objective.

The Fund will emphasize equity securities that are undervalued compared to alternative equity investments.

The equity securities in which the Fund will invest consist of common stocks, preferred stocks, convertible debt securities and warrants of U.S. and foreign issuers. In selecting equity securities for the Fund, John Hancock Advisers, Inc. (the "Adviser") and NM Capital Management Inc. (the "Sub-Adviser" and together with the Adviser, the "Advisers") emphasize issuers whose equity securities trade at market to book value ratios lower than comparable issuers or the Standard & Poor's Composite Index. The Fund's portfolio securities will also include those considered by the Advisers to have the potential for capital appreciation due to potential recognition of earnings power or asset value which is not fully reflected in such securities' current market value. The Advisers attempt to identify investments that have characteristics, such as high relative value, intrinsic value, going concern value, net asset value and replacement book value, that are believed to limit sustained downside price risk. This is generally referred to as the "margin of safety" concept. The Advisers also consider an issuer's financial strength, competitive position, projected future earnings and dividends and other investment criteria. These securities are collectively referred to as "Special Value" securities.

The Fund's investment policy reflects the Advisers' belief that, while the securities markets tend to be efficient, sufficiently persistent price anomalies exist which the strategically disciplined active equity manager can exploit in seeking to achieve an above-average rate of return. Based on this premise, the Advisers have adopted a strategy of investing in low market to book value, out of favor, stocks.

The Fund may invest in the securities of both larger and smaller companies.

The Fund's investments may include securities of both large, widely traded companies and smaller, less well known issuers. Higher risks are often associated with investments in companies with smaller market capitalizations. These companies may have limited product lines, markets and financial resources, or they may be dependent upon smaller or inexperienced management groups. In addition, trading volume of these securities may be limited, and historically the market price for these securities has been more volatile than securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation, since they may be overlooked and thus undervalued by investors.

The Fund may also invest in fixed income securities.

The Fund may also invest in fixed income securities, consisting of U.S. Government securities and convertible and non-convertible corporate preferred stocks and debt securities. The market value of fixed income securities varies inversely with changes in the prevailing levels of interest rates. The market value of convertible securities, while influenced by the prevailing level of interest rates, is also affected by the changing value of the equity securities into which they are convertible. The Fund may purchase fixed income debt securities with stated maturities of up to thirty years. The corporate fixed income securities in which the Fund may invest, including convertible debt securities and preferred stock, will be rated at least BBB by Standard & Poors' Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of comparable quality by the Advisers. Under normal market conditions, the Fund's investments in fixed income securities are not expected to exceed 10% of the Fund's net assets. Debt securities rated Baa or BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken capacity to pay interest and repay principal. If the rating of a debt security is reduced below Baa or BBB, the Advisers will sell it when it is appropriate consistent with the Fund's investment objective and policies.

When the Advisers believe unfavorable investment conditions exist requiring the Fund to assume a temporary defensive investment posture, the Fund may hold cash or invest all or a portion of its assets in short-term instruments which are rated A-1 by S&P or P-1 by Moody's.

The Fund may employ certain investment strategies to help achieve its investment objective.

Foreign Securities. The Fund may invest up to 50% of its assets in securities of foreign issuers, including American Depositary Receipts ("ADRs"). ADRs (sponsored or unsponsored) are receipts typically issued by an American bank or trust company. They evidence ownership of underlying securities issued by a foreign corporation, and are designed for trading in United States securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States and, therefore, there may not be a correlation between that information and the market value of the unsponsored ADR.

Foreign  Currencies.  The Fund will not  speculate in foreign  currencies  or in
forward  foreign  currency  exchange  contracts,   but  will  enter  into  these
transactions only in connection with its hedging strategy, to protect against changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, they could also limit any potential gain that might result from an increase in the value of the currency in which the hedged security is quoted or denominated.

Futures Contracts and Options on Futures. The Fund may buy and sell stock index and other financial futures contracts and options on futures contracts to hedge against changes in securities prices, interest rates and currency exchange rates and other market conditions or for speculative purposes. The potential loss incurred by the Fund in writing options on futures is unlimited and may exceed the amount of the premium received. The Fund's futures contracts and options on futures will be traded on a U.S. or foreign commodity exchange or board of trade. The Fund will not engage in a futures or options transaction for speculative purposes, if immediately thereafter, the sum of initial margin deposits on the existing positions and premiums required to establish its speculative positions exceeds 5% of the Fund's net assets. The Fund intends to comply with the CFTC regulations with respect to its speculative transactions. These regulations are discussed further in the Statement of Additional Information.

Options Transactions Within Prescribed Limitations. The Fund may write (sell) listed and over-the-counter covered call and put options on securities in which it may invest, and on indices composed of securities in which it may invest, on up to 100% of its net assets. The Fund may also purchase put and call options on these securities and indices. All call options written by the Fund are covered, this means that the Fund will own the securities subject to the option so long as the option is outstanding. All put options written by the Fund are also covered, which means that the Fund will have deposited with its custodian cash liquid high grade debt securities with a value at least equal to the exercise price of the put option. Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under these options are wholly or partially offset by its rights under call and put options that it purchases. The Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

While transactions in options and futures contracts may reduce certain risks, these transactions entail other risks. Certain risks arise due to the imperfect correlations between movements in the price of options and futures contracts and the movements in the prices of the underlying securities or currency. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange. There can be no assurance that a liquid secondary market will exist for any option or futures contract. The Fund's ability to hedge successfully will depend on the Advisers' ability to predict accurately the future direction of securities and currency markets and interest rates. Transactions in futures contracts involve brokerage costs, require margin deposits and require the Fund to segregate liquid high grade debt securities in an amount equal to the value of the contracts.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33-1/3% of its total assets.


Restricted Securities. The Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of restricted securities are subject to an investment restriction limiting all the Fund's illiquid securities to not more than 15% of the Fund's net assets.

Repurchase Agreements, Forward Commitments and When-Issued Securities. The Fund may enter into repurchase agreements and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure, and involves a risk of loss if the value of the securities declines before the settlement date.

Although the Fund does not intend to invest for the purpose of seeking short-term profits, the Fund's particular portfolio securities may be changed without regard to their holding period (subject to certain tax restrictions) when the Advisers deem that this action is appropriate in view of a change in the issuer's financial or business operations or changes in general market conditions. It is anticipated that, under normal market conditions, the Fund's annual portfolio turnover rate will be less than 100%.

Investments in foreign securities may involve risks that are not present in domestic investments.

Global Risks. Investments in foreign securities may involve risks not present in domestic investments due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not subject to the same uniform financial reporting requirements, accounting standards and government supervision as domestic companies, and foreign exchange markets are regulated differently from the American stock market. Security trading practices abroad may offer less protection to investors such as the Fund. In addition, foreign securities may be denominated in the currency of the country in which the issuer is located. Consequently, changes in foreign exchange rates will affect the value of the Fund's shares and dividends. Finally, the expense ratios of international funds generally are higher than those of domestic funds. This is because there are greater costs associated with maintaining custody of foreign securities, and the increased research necessary for international investing.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominatly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens, unstable currencies or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The Fund follows certain policies which may help to reduce investment risk.

Investment Restrictions. The Fund has adopted certain investment restrictions that are detailed in the Statement of Additional Information, where they are designated as fundamental or nonfundamental. The Fund's investment objective and those fundamental restrictions may not be changed without shareholder approval. All other investment policies and restrictions are nonfundamental and can be changed by a vote of the Trustees without shareholder approval. The Fund's portfolio turnover rate is shown in the section "The Fund's Financial Highlights."

Brokers are chosen based on best price and execution.

When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service.
Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures established by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker, Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc. which are indirectly owned by John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.

ORGANIZATION AND MANAGEMENT OF THE FUND

The Trustees elect officers and retain the investment adviser who is responsible for the day-to-day operations of the Fund, subject to the Trustees' policies and supervision.

The Fund is a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Delaware corporation, then reorganized as a Massachusetts business trust in 1984. The Trust has an unlimited number of authorized shares of beneficial interest. The Trust's Declaration of Trust permits the Trustees, without shareholder approval, to create and classify shares of beneficial interest into separate series of the Trust. As of the date of this Prospectus, the Trustees have authorized the Fund and one other series. Additional series may be added in the future. The Trust's Declaration of Trust also permits the Trustees to classify and reclassify any series or portfolio of shares into one or more classes.


Accordingly, the Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution fees and Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans.

Shareholders have certain voting rights to remove Trustees. The Fund is not required and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental investment restrictions and policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.

John Hancock Advisers, Inc. advises investment companies having a total asset value of more than $16 billion.

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the John Hancock Mutual Life Insurance Company, a financial services company. It manages the investment operations of the Fund and provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. Pursuant to a Subadvisory Agreement between the Adviser and NM Capital Management, Inc. (the "Sub-Adviser"), the Sub-Adviser, subject to the overall responsibility of the Adviser, manages the composition of the Fund's portfolio.

Organized in 1977, the Sub-Adviser is also an indirect subsidiary of John Hancock Mutual Life Insurance Company and provides investment advice and advisory services to private accounts totalling approximately $1.3 billion.

The Sub-Adviser's investment decisions are made by a portfolio management team consisting of three people. Thomas S. Christopher has over twenty-five years of experience in investment management, including trust and investment counseling, and has been with the Sub-Adviser since 1985. Charles H. Womack also has over twenty years of investment management experience and a background in investment counseling, portfolio analysis and institutional sales. He has been with the Sub-Adviser since 1986. Angela J. Bristow serves as Senior Equity Analyst and Equity Strategist. She has been with the Sub-Adviser since 1991 and has over thirteen years of investment experience.

John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds through selected broker-dealers ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.

In order to avoid any conflict with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

An alternative purchase plan allows you to choose the method of purchase that is best for you.

ALTERNATIVE PURCHASE ARRANGEMENTS

You can purchase shares of the Fund at a price equal to their net asset value per share, plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (See "Initial Sales Charge Alternative--Class A shares") or on a contingent deferred basis (See "Deferred Sales Charge Alternative--Class B shares"). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

Investments in Class A shares are subject to an initial sales charge.

Class A Shares. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price--Qualifying for a Reduced Sales Charge."

Investments in Class B shares are subject to a contingent deferred sales charge.

Class B Shares. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.


Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

Factors to Consider in Choosing an Alternative

You should consider which class of shares would be more beneficial for you.

The alternative purchase arrangement allows you to choose the most beneficial way to buy shares given the amount of your purchase, the length of time you expect to hold the shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on page 2 of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for a reduced sales charge. See "Share Price--Qualifying for a Reduced Sales Charge."

Class A shares are subject to lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share, to the extent that any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution fees and, for a six-year period, a CDSC.

In the case of Class A shares, distribution expenses incurred by John Hancock Funds in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and the ongoing distribution and service fees. In the case of Class B shares, expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the CDSC and ongoing distribution and service fees with respect to the Class B shares are the same as those of the initial sales charge and ongoing distribution and service fees with respect to the Class A shares.


Dividends if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will also be in the same amount, except for differences resulting from each class bearing its own distribution and service fees, and shareholder meeting expenses. See "Dividends and Taxes."

THE FUND'S EXPENSES

For managing its investment and business affairs, the Fund pays a fee to the Adviser which for the 1995 year was 0.00% of the Fund's average net assets after the reduction by the Adviser. The Fund is not responsible for payment of the Sub-Adviser's fee.


The Adviser has voluntarily agreed to reduce Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.40% of the Fund's average daily net assets. The Adviser reserves the right to terminate this voluntary reduction in the future.

The Fund pays distribution and service fees for marketing and sales-related shareholder servicing.

The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under the Plans the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of the average daily net assets attributable to the Class A shares and an aggregate annual rate of up to 1.00% of the average daily net assets attributable to the Class B shares. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date these expenses were incurred. However, unreimbursed expenses under the Class B Plan will be carried forward together with interest at a discount from the market interest rates on the balance of these unreimbursed expenses. For the period ended December 31, 1995 an aggregate of $807,110 of distribution expenses or 7.5% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

On March 5, 1996, the Trustees approved an administrative fee to reimburse the Adviser for accounting services provided to the Fund. The fee, calculated at an annual rate of 0.01875%, is retroactive to January 1, 1996.

Information on the Fund's total expenses is in the Fund's Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES

Dividends. Dividends from the Fund's net investment income are generally declared quarterly. Capital gains, if any, are generally declared annually. Dividends are reinvested in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividend on these shares will be lower than those on the Class A shares. See "Share Price."

Taxation. Dividends from the Fund's net investment income, certain net foreign currency gains, and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gain. These dividends are taxable whether you take them in cash or reinvest in additional shares. Certain dividends paid in January of a given year may be taxable as if you received them the previous December. Corporate shareholders may be entitled to take the corporate dividends received deduction for dividends received by the Fund from U.S. domestic corporations, subject to certain restrictions under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem
(sell) or exchange shares, you may realize a taxable gain or loss.

On the account application, you must certify that your social security or other taxpayer identification number you provide is your correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to backup withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions and exchanges.

The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain of its foreign investments. This will reduce the yield on those investments. The Fund will not qualify to pass such taxes through to its shareholders, who consequently will not include them in income or be entitled to associated foreign tax credits or deductions.

In addition to Federal taxes, you may be subject to state, local or foreign taxes, with respect to your investment in and distributions from the Fund. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment not described above. You should consult your tax adviser for specific advice.

PERFORMANCE

The Fund may advertise its total return.


The Fund's total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return of the Fund shares divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.


Total return calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at lower sales charges would result in higher performance figures. Total return for the Class B shares reflect the deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period (except as shown in "The Fund's Financial Highlights"). All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return may differ with respect to that class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of Class A and Class B shares in any advertisement or promotional materials including Fund performance data. The value of Fund's shares, when redeemed, may be more or less than their original cost. Total return is an historical calculation and is not an indication of future performance. See "Factors to Consider in Choosing an Alternative."


HOW TO BUY SHARES

Opening an account.

The minimum initial investment in Class A and B shares is $1,000 ($250 for group investments and retirement plans). Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.
--------------------------------------------------------------------------------
By Check

1. Make your check payable to John Hancock Investor Services Corporation ("Investor Services").

2.   Deliver   the   completed   application   and  check  to  your   registered
     representative or Selling Broker or mail it directly to Investor Services.

--------------------------------------------------------------------------------
By Wire

1. Obtain an account number by contacting your registered representative or Selling Broker or by calling 1-800-225-5291.

2.   Instruct your bank to wire funds to:

          First Signature Bank & Trust
          John Hancock Deposit Account No.  900000260
          ABA Routing No.  211475000
          For credit to: John Hancock  Special Value Fund
          (Class A or Class B shares)
          Your Account  Number
          Name(s) under which account is registered.

3. Deliver the completed application to your registered representative or Selling Broker or mail it directly to Investor Services.

--------------------------------------------------------------------------------

Buying additional shares

--------------------------------------------------------------------------------
Monthly Automatic Accumulation Program (MAAP)

1. Complete the "Automatic Investing" and "Bank Information" sections on the Account Privileges Application, designating a bank account from which funds may be drawn.

2. The amount you elect to invest will be automatically withdrawn from your bank or credit union account.
--------------------------------------------------------------------------------
By Telephone

1. Complete the "Invest-By-Phone" and "Bank Information" sections on the Account Privileges Application, designating a bank account from which funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House system (ACH).

2. After your authorization form has been processed, you may purchase additional Class A or Class B shares by calling Investor Services toll-free at 1-800-225-5291.

3. Give the Investor Services representative the name(s) in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to invest.

4. Your investment normally will be credited to your account the business day following your phone request.
--------------------------------------------------------------------------------
By  Check

1. Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.

2.   Make your check payable to John Hancock Investor Services Corporation.

3.   Mail the account  information and check to:
          John Hancock Investor  Services Corporation
          P.O.  Box 9115
          Boston,  MA  02205-9115
     or deliver it to your registered representative or Selling Broker.
--------------------------------------------------------------------------------
By Wire

Instruct  your bank to wire  funds to:
     First  Signature  Bank & Trust
     John Hancock Deposit Account No.  900000260
     ABA Routing No. 211475000
     For credit to:  John  Hancock  Special  Value  Fund
     (Class A or Class B shares)
     Your Account Number
     Name(s) under which account is registered.

Other Requirements. All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
--------------------------------------------------------------------------------

You will receive account statements that you should keep to help with your personal recordkeeping.


You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

SHARE PRICE

The offering price of your shares is their net asset value plus a sales charge, if applicable, which will vary with the purchase alternative you choose.

The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which the Trustees have determined approximates market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. If accurate quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the New York Stock Exchange, and transmit it to John Hancock Funds before its close of business, to receive that day's offering price.

Initial Sales Charge Alternative--Class A Shares. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:


                            Sales          Sales         Combined
                           Charge         Charge       Reallowance      Reallowance
                            as a           as a        and Service      to Selling
                         Percentage     Percentage       Fee as a       Broker as a
   Amount Invested           of           of the      Percentage of     Percentage
   (Including Sales       Offering        Amount         Offering       of Offering
       Charge)              Price        Invested        Price(+)        Price(*)
---------------------    -----------   -----------    -------------    ------------
Less than $50,000           5.00%          5.26%          4.25%          4.01%
$50,000 to $99,999          4.50%          4.71%          3.75%          3.51%
$100,000 to $249,999        3.50%          3.63%          2.85%          2.61%
$250,000 to $499,999        2.50%          2.56%          2.10%          1.86%
$500,000 to $999,999        2.00%          2.04%          1.60%          1.36%
$1,000,000 and over         0.00%(**)      0.00%(**)      (***)          0.00%(***)

(*) Upon notice to Selling Brokers with whom it has sales agreements, John Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed may be deemed to be an underwriter under the Securities Act of 1933.

(**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.

(***)John Hancock  Funds may pay a commission  and the first year's  service fee
     (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in the aggregate as follows: 1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on $10 million and over.

(+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance, in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of accounts attributable to these brokers.

Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying For a Reduced Sales Charge".

Contingent Deferred Sales Charge--Investments of $1 million or more in Class A Shares. Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:



          Amount Invested               CDSC Rate
          ---------------               ---------
$1 million to $4,999,999                  1.00%
Next $5 million to $9,999,999             0.50%
Amounts of $10 million and over           0.25%


Existing full service clients of John Hancock Mutual Life Insurance Company (the "Life Company") who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.


The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemption in certain circumstances. See the discussion under "Waiver of Contingent Deferred Sales Charges."

You may qualify for a reduced sales charge on your investment in Class A shares.

Qualifying For a Reduced Sales Charge. If you invest more than $50,000 in Class A shares of the Fund or a combination of funds in the John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in Class A shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the COMBINATION PRIVILEGE and ACCUMULATION PRIVILEGE, the applicable sales charge will be based on the total of:


1.   Your current purchase of Class A shares of the Fund;

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock fund you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."


Example:
If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invested $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00%. This is the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative--Class A Shares."

Class A shares may be available without a sales charge to certain individuals and organizations.

If you fall under one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

[bullet] A Trustee or officer of the Trust; a Director or officer of the Advisers and their affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any Fund, pension, profit sharing or other benefit plan for the individuals described above.

[bullet] Any state, county, city or any instrumentality, department, authority, or agency of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

[bullet] A bank, trust company, credit union, savings institution or other type of depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

[bullet] A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.


[bullet] A former participant in an employee benefit plan with John Hancock
         Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

[bullet] A member of an approved affinity group financial services plan.*

----------
*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares may be purchased without a sales charge by clients of the Sub-Adviser if funds are transferred directly to the Fund from accounts managed by the Sub-Adviser.

Class A shares of the Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Contingent Deferred Sales Charge Alternative--Class B Shares. Class B shares are offered at net asset value per share without an initial sales charge, so that your entire initial investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestments.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend reinvestment, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charge" below.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

(bullet) Proceeds of 50 shares redeemed at $12 per share                   $ 600
(bullet) Minus proceeds of 10 shares not subject to CDSC because
         they were acquired through dividend reinvestment (10 x $12)        -120
(bullet) Minus appreciation on remaining shares, also not subject
         to CDSC (40 x $2)                                                   -80
                                                                           -----
(bullet) Amount subject to CDSC                                            $ 400


Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Fund with distribution services connected to the sale of the Class B shares, such as compensating selected Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

        Year In Which              Contingent Deferred Sales
   Class B Shares Redeemed         Charge As a Percentage of
     Following Purchase          Dollar Amount Subject to CDSC
----------------------------    --------------------------------
   First                                       5.0%
   Second                                      4.0%
   Third                                       3.0%
   Fourth                                      3.0%
   Fifth                                       2.0%
   Sixth                                       1.0%
   Seventh and thereafter                      None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

Under certain circumstances, the CDSC on Class B share redemptions will be waived.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in these circumstances:


[bullet] Redemptions of Class B shares made under a Systematic Withdrawal
         Plan (see "How To Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of your subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

[bullet] Redemptions made to effect distributions from an Individual
         Retirement Account either before or after age 59-1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.

[bullet] Redemptions made to effect mandatory distributions under the Code after age 70-1/2 from a tax-deferred retirement plan.

[bullet] Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans, including those qualified under Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

[bullet] Redemptions due to death or disability.

[bullet] Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

[bullet] Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.

[bullet] Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

[bullet] Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

[bullet] If you qualify for a CDSC waiver under one of these situations, you must notify Fund Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

Conversion of Class B Shares. Your Class B shares, and an appropriate portion of reinvested dividends on those shares, will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes, nor should it change your tax basis or tax holding period for the converted shares.



HOW TO REDEEM SHARES


To assure acceptance of your redemption request, please follow these procedures.

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services less any applicable CDSC. The Fund may hold payment until it is reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending on the difference between what you paid for your shares and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.

--------------------------------------------------------------------------------

  By Telephone   All Fund shareholders are eligible automatically for the
                 telephone redemption privilege. Call 1-800-225-5291, from 8:00 A.M. to 4:00 P.M. (New York time), Monday through
                 Friday, excluding days on which the New York Stock Exchange is closed. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

                 You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last 30 days. A check will be mailed to the exact name(s) and address shown on the account.

                 If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to with the telephone transaction procedures mentioned above.

                 Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificate form.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times, you should consider placing redemption requests in writing or using EASI-Line. EASI-Line's telephone number is 1-800-338-8080.

--------------------------------------------------------------------------------
By Wire          If you have a telephone redemption form on file with the
                 Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account and the funds are usually collectible after two business days.
                 Your bank may or may not charge for this service.
                 Redemptions of less than $1,000 will be sent by check or electronic funds transfer.
                 This feature may be elected by completing the "Telephone Redemption" section on the Account Privileges Application that is included with Prospectus.
--------------------------------------------------------------------------------

In Writing       Send a stock power or "letter of instruction" specifying the name of the Fund, the dollar amount or the number of shares to be redeemed, your name, class of shares, your account number and the additional requirements listed below that apply to your particular account.

--------------------------------------------------------------------------------
Type of Registration                   Requirements
--------------------                   ------------
Individual, Joint Tenants, Sole        A letter of instruction signed (with
   Proprietorship, Custodial           titles where applicable) by all persons
   (Uniform Gifts or Transfer to       authorized to sign for the account,
   Minors Act), General Partners.      exactly as it is registered with the
                                       signature(s) guaranteed.

Corporation, Association               A letter of instruction and a corporate
                                       resolution, signed by person(s)
                                       authorized to act on the account with
                                       the signature(s) guaranteed.

Trusts A letter of instruction signed by the Trustee(s) with a signature guarantee. (If the Trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last 60 days.)


If you do not fall into any of these registration categories, please call 1-800-225-5291 for further instructions.

--------------------------------------------------------------------------------
Who may guarantee your signature.

A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

--------------------------------------------------------------------------------

Additional information about redemptions.

Through Your Broker Your broker may be able to initiate the redemption.
                    Contact your broker for instructions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.

Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or any additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. No CDSC will be imposed on involuntary redemptions of shares.
--------------------------------------------------------------------------------

Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchase and any dividend reinvestments, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.

--------------------------------------------------------------------------------
ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege

You may exchange shares of the Fund for shares of the Fund for shares of the same class of another John Hancock fund.

If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A whether or not they have been so designated.

Exchanges between funds that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will be subject to the initial Fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will be subject to the CDSC schedule that was in effect at your initial purchase date.

You may exchange Class B shares of the Fund into shares of a John Hancock money market fund at net asset value. However, you will continue to be subject to a CDSC upon redemption.

The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted to execute a new exchange. The Fund may also terminate or alter the terms of the exchange privilege upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares in another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

By Telephone


1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.


In Writing

1.   In a letter request an exchange and list the following:

     --the name and class of the fund whose shares you currently own --your account number
     --the name(s) in which the account is registered
     --the name of the fund in which you wish your exchange to be invested --the number of shares, all shares or the dollar amount you wish to exchange

Sign your request exactly as the account is registered.

2.   Mail the request and information to:

          John Hancock Investor Services Corporation
          P.O. Box 9116
          Boston, Massachusetts 02205-9116

Reinvestment Privilege


If you redeem shares of the Fund, you may be able to reinvest the proceeds in shares of this Fund or another John Hancock fund without paying an additional sales charge.


1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC that was charged previously, and the reinvested shares will continue to be subject to a
     CDSC. For purposes of computing the CDSC payable upon a subsequent redemption, the holding period of the shares you acquired through reinvestment will include the holding period of the redeemed shares.


2. Any portion of your redemption may be reinvested in the Fund shares or in shares of other John Hancock funds, subject to the minimum investment limit of that fund.


3. To reinvest, you must notify Investor Services in writing. Include the Fund(s) name, account number and class from which your shares were originally redeemed.



Systematic Withdrawal Plan

You can pay routine bills from your account or make periodic disbursements from your retirement account to comply with IRS regulations.

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain the application by calling your registered representative or by calling 1-800-225-5291.

2.   To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis, to yourself or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares because you may be subject to an initial sales charge on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal service cannot deliver your checks, or if deposits to a bank account are returned for any reason.


Monthly Automatic Accumulation Program (MAAP)

You can make automatic investments and simplify your investing.

1. You can authorize an investment to be withdrawn automatically each month from your bank for investment in Fund shares under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.

2. You can also authorize automatic investing through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3.   You can terminate your Monthly Automatic Accumulation Program at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.

5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.

Group Investment Program

Organized groups of at least four persons may establish accounts.

1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

Retirement Plans

1. You may use the Fund for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R. 10), Pension and Profit-Sharing Plans (including 401(k) plans), Tax Sheltered Annuity Retirement Plans (403(b) or TSA plans) and Section 457 Plans.


2. The initial investment minimum or aggregate minimum for any of these plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 Plans will be accepted without an initial minimum investment.

                                   (Notes)

                                   (Notes)

JOHN HANCOCK SPECIAL VALUE FUND
  Investment Adviser
  John Hancock Advisers, Inc.
  101 Huntington Avenue
  Boston, Massachusetts 02199-7603

  Sub-Adviser
  NM Capital Management Inc.
  6501 Americas Parkway, Suite 950
  Albuquerque, N.M. 87110-5372

  Principal Distributor
  John Hancock Funds, Inc.
  101 Huntington Avenue
  Boston, Massachusetts 02199-7603

  Custodian
  Investors Bank & Trust Company
  24 Federal Street
  Boston, Massachusetts 02110

  Transfer Agent
  John Hancock Investor Services Corporation
  P.O. Box 9116
  Boston, Massachusetts 02205-9116

  Independent Auditors
  Ernst & Young LLP
  200 Clarendon Street
  Boston, Massachusetts 02116

  HOW TO OBTAIN INFORMATION
  ABOUT THE FUND
  For: Service Information
       Telephone Exchange call 1-800-225-5291
       Telephone Redemption
       Investment-by-Phone
       TDD                call 1-800-554-6713


JHD-3700P  4/96


JOHN HANCOCK
SPECIAL VALUE
FUND


Class A and Class B Shares
Prospectus
April 1, 1996


A mutual fund seeking capital appreciation with income as a secondary consideration.

101 Huntington Avenue
Boston, Massachusetts 02199-7603
Telephone 1-800-225-5291

[Recycle logo] Printed on recycled paper using soybean ink

                         JOHN HANCOCK SPECIAL VALUE FUND
                              CLASS A AND B SHARES
                       Statement of Additional Information

                                  April 1, 1996


         This Statement of Additional Information provides information about John Hancock Special Value Fund (the "Fund") in addition to the information that is contained in the Fund's Class A and Class B Prospectus, (the "Prospectus"), each dated April 1, 1996.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                    Statement of Additional
                                                          Information
                                                              Page

ORGANIZATION OF THE FUND                                        2
INVESTMENT OBJECTIVE AND POLICIES                               2
CERTAIN INVESTMENT PRACTICES                                    3
INVESTMENT RESTRICTIONS                                        11
THOSE RESPONSIBLE FOR MANAGEMENT                               14
INVESTMENT ADVISORY AND  OTHER SERVICES                        20
DISTRIBUTION CONTRACT                                          23
NET ASSET VALUE                                                24
INITIAL SALES CHARGE ON CLASS A SHARES                         25
DEFERRED SALES CHARGE ON CLASS B SHARES                        27
SPECIAL REDEMPTIONS                                            27
ADDITIONAL SERVICES AND PROGRAMS                               28
DESCRIPTION OF THE FUND'S SHARES                               29
TAX STATUS                                                     30
CALCULATION OF PERFORMANCE                                     34
BROKERAGE ALLOCATION                                           35
TRANSFER AGENT SERVICES                                        37
CUSTODY OF PORTFOLIO                                           37
INDEPENDENT AUDITORS                                           37
FINANCIAL STATEMENTS                                           38


ORGANIZATION OF THE FUND

         John Hancock Special Value Fund (the "Fund") is organized as a separate, diversified series of John Hancock Capital Series (the "Trust"), an open-end management investment company which is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Trust was organized in 1984 by John Hancock Advisers, Inc. (the "Adviser") as the successor to John Hancock Growth Fund, Inc., a Delaware corporation organized in 1968 by the John Hancock Mutual Life Insurance Company (the "Life Insurance Company"), a Massachusetts life insurance company chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts. Prior to October 1, 1993 the Trust was known as "John Hancock Growth Fund."

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to seek capital appreciation with income a secondary consideration. The Fund will seek to achieve its objective by investing in securities, primarily equity securities, that are undervalued compared to alternative equity investments. There can be no assurance that the objective of the Fund will be realized. See "Investment Objective and Policies" in the Fund's Prospectus.

         The equity securities in which the Fund will invest include common stocks, preferred stocks, convertible debt securities and warrants of U.S. and foreign issuers. In selecting equity securities for the Fund, the Adviser and NM Capital Management, Inc. (the "Sub-Adviser" and together with the Adviser, the "Advisers") emphasize issuers whose equity securities trade at market to book value ratios lower than comparable issuers or the Standard & Poor's Composite Index. The Fund's portfolio securities will also include equity securities considered by the Advisers to have the potential for capital appreciation due to potential recognition of earnings power or asset value which is not fully reflected in such securities current market value. The Advisers attempt to identify investments which possess characteristics which will tend to limit sustained downside price risk, generally referred to as the "margin of safety" concept. The Advisers also consider an issuer's financial strength, competitive position, projected future earnings and dividends and other investment criteria.

         The Fund's investment policy reflects the Advisers' belief that while the securities markets tend to be efficient, sufficiently persistent price anomalies exist which the strategically disciplined active equity manager can attempt to exploit in seeking to achieve an above average rate of return. Based on this premise, the Advisers have adopted a strategy of investing in low market to book value, out of favor, stocks.

         The Fund's investments may include securities of both large, widely traded companies and smaller, less well known issuers. Higher risks are often associated with investments in companies with smaller market capitalization's. These companies may have limited product lines, markets and financial resources, or they may be dependent upon smaller or inexperienced management groups. In addition, trading volume of such securities may be limited, and historically the market price for such securities has been more volatile than securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

CERTAIN INVESTMENT PRACTICES

When-Issued Securities. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not yet been issued. No payment is made with respect to a when-issued transaction, until delivery is due, often a month or more after the purchase.

         The Fund may engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain an advantageous price and yield at the time of the transactions. When the Fund engages in a when-issued transaction, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. On the date the Fund enters into an agreement to purchase securities on a when-issued basis, the Fund will segregate in a separate account cash or liquid, high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group) equal in value to the when-issued commitment. These assets will be valued daily at market, and additional cash or liquid, high grade debt securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitment.

Repurchase Agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Advisers will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

Restricted Securities. The Fund may invest in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933 and foreign securities acquired in accordance with Regulation S under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, OTC options, securities that are not readily marketable and restricted securities. However, if the Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid then such securities may be purchased without regard to the 15% limit. The Trustees may adopt guidelines and delegate to the Advisers the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Financial Futures Contracts. The Fund may hedge its portfolio by selling or purchasing financial futures contracts as an offset against the effect of expected changes in interest rates or in security or foreign currency values. Although other techniques could be used to reduce the Fund's exposure to interest rate, securities market and currency fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost by using financial futures contracts. The Fund will enter into financial futures contracts for hedging purposes and for speculative purposes to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

         Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. It is expected that if new types of financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

         Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security or currency and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the offsetting purchase price is less than the Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund's transaction costs must also be included in these calculations. The Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction. For a discussion of the Federal income tax considerations of trading in financial futures contracts, see the information under the caption "Tax Status" below.

         At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Fund will mark to the market its open financial futures positions.

         Successful hedging depends on the extent of correlation between the market for the underlying securities and the futures contract market for those securities. There are several factors that will probably prevent this correlation from being perfect, and even a correct forecast of general interest rate, securities market or currency rates may not result in a successful hedging transaction. There are significant differences between the securities or currency markets and the futures markets which could create an imperfect correlation between the markets and which could affect the success of a given hedge. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for financial futures and debt and equity securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated, and, thus, subject to greater fluctuation in price than higher-rated securities.

         A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate, securities market or currency trends. The Fund will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Advisers believe that the use of financial futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities or currency in the Fund's portfolio and the futures position so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Advisers might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in the price of instruments underlying a futures contract may result in losses or gains in excess of the amount invested.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         Finally, although the Fund engages in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

Options on Financial Futures Contracts. The Fund may purchase and write call and put options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium it paid for the option.

Other Considerations. The Fund will engage in futures transactions for bona fide hedging or speculative purposes to the extent permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are denominated it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or, option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish speculative positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

         When the Fund purchases a financial futures contract, writes a put option thereon or purchases a call option thereon, an amount of cash or high grade, liquid debt securities will be deposited in a segregated account with the Fund's custodian that, together with the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract.

Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities in order to earn additional income from the premiums received. In addition, the Fund may purchase listed and over-the-counter call and put options. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies. The Fund may write listed covered and over-the-counter call and put options on up to 100% of its net assets.

         The Fund will write listed and over-the-counter call options only if they are "covered", which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund will also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or the difference is maintained by the Fund in cash or high grade, liquid debt securities in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

         The Fund will write a covered put option only with respect to securities it intends to acquire for the Fund's portfolio and will maintain in a segregated account with the Fund's custodian cash or high grade, liquid debt securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund can also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time or later than the put written.

         In writing listed and over-the-counter covered put options on securities, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceed the market price of the underlying security, the Fund would have an unrealized loss, but the amount of the loss would be reduced by the amount of the option premium.

         If the writer of an exchange-traded option wishes to terminate his obligation prior to its exercise, it may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

         In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e. performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which the Advisers believe the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates. The Securities and Exchange Commission (the "SEC") takes the position that OTC options are illiquid securities subject to the Fund's 15% limitation on illiquid securities. The SEC allows the Fund to exclude from the 15% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund would have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, a Fund must treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made the by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Forward Foreign Currency Transactions. The Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also deal in forward foreign currency exchange contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts will be limited to hedging either specified transactions or portfolio positions.
Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Advisers. The Fund will not engage in speculative forward foreign currency exchange transactions.

         If the Fund purchases a forward contract, its custodian bank will segregate cash or high grade, liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

         Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The cost to the Fund of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Investment in Foreign Securities. Investments in foreign securities may involve risks and considerations not present in domestic investments. Since foreign securities generally may be quoted and pay interest or dividends in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in the relationship of the U.S. dollar and other currency rates. The Fund may incur costs in connection with the conversion of foreign currencies into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currencies. In addition, there may be less publicly available information about foreign companies than U.S. companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

         Foreign securities markets, while growing in volume, have for the most part substantially less volume than U.S. securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable U.S. companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than those in the U.S. The customary settlement time for U.S. securities, is less frequent than in the U.S., which could affect the liquidity of the Fund's investments.

         In some countries, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions or other adverse political, social or diplomatic developments that could affect investments in these nations.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of the Fund's outstanding voting securities which, as used in the Prospectus, means approval by the lesser of (1) 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at the meeting or (2) 50% of the Fund's outstanding shares.

         The Fund observes the following fundamental investment restrictions.

         The Fund may not:
(1) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein and may hold and sell real estate acquired by the Fund as the result of ownership of securities.

(2) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider repurchase agreements, the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

(3) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, forward foreign currency exchange contracts, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(4) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(6) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

(7) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (6) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

(9)      Issue senior securities, except as permitted by paragraphs (2), (3) and
         (6) above. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign currency exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (7) above are not deemed to be senior securities.

         In connection with the lending of portfolio securities under item (2) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Nonfundamental Investment Restrictions

         The following restrictions are designated as nonfundamental and may be changed by the Trustees without shareholder approval.

         The Fund may not:

(a) purchase securities on margin or make short sales, except margin deposits in connection with transactions in options, futures contracts, options on futures contracts and other arbitrage transactions, or unless by virtue of its ownership of other securities, the Fund has the right to obtain without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(b) purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operation prior to the purchase if such purchase would cause the Fund's investment in all such issuers to exceed 5% of the value of the Fund's total assets.

(c) invest for the purpose of exercising control over or management of any company.

(d) purchase a security if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of closed-end investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such closed-end investment company being held by the Fund, or (iii) more than 5% of the Fund's assets would be invested in any securities of any closed-end investment company; provided, however, the Fund can exceed such limitations in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other closed-end investment company. The Fund may not invest in the securities of any other open-end investment company, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other open-end investment company.

(e) knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Fund or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5%, and together own beneficially more than 5%, of the securities of such issuer.

(f) invest in interests in oil, gas or other mineral exploration or development programs; provided, however, that this restriction shall not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

(g) purchase warrants if as a result (i) more than 5% of the Fund's net assets, valued at the lower of cost or market value, would be invested in warrants or (ii) more than 2% of its net assets would be invested in warrants, valued as aforesaid, which are not traded on the New York Stock Exchange or American Stock Exchange; provided that for these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired in units or attached to securities will be deemed to be without value.

(h) Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

(i) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(j) Invest more than 10% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; provided, however, that no more than 15% of the Fund's total assets may be invested in restricted securities including restricted securities eligible for resale under Rule 144A.

(k)      Purchase interests in real estate limited partnerships.

(l) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of a purchase the Fund's aggregate investment in these instruments would exceed 5% of its total assets.

(m) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

         In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions or investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interests of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy.

         If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

         The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of the Adviser or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                               Positions Held         Principal Occupation(s)
Name and Address               With The Fund          During the Past Five Years
----------------               -------------          --------------------------

*Edward J. Boudreau, Jr.       Chairman (1,2)         Chairman and Chief
101 Huntington Avenue                                 Executive Officer, the
Boston, Massachusetts                                 Adviser and The Berkeley
                                                      Financial Group ("The
                                                      Berkeley Group");
                                                      Chairman, NM Capital
                                                      Management, Inc. ("NM
                                                      Capital"); John Hancock
                                                      Advisers International
                                                      Limited ("Advisers
                                                      International"); John
                                                      Hancock Funds, Inc.,
                                                      ("John Hancock Funds");
                                                      John Hancock Investor
                                                      Services Corporation
                                                      ("Investor Services") and
                                                      Sovereign Asset Management
                                                      Corporation ("SAMCorp")
                                                      (herein after the Adviser,
                                                      The Berkeley Group, NM
                                                      Capital, Advisers
                                                      International, John
                                                      Hancock Funds, Investor
                                                      Services and SAMCorp are
                                                      collectively referred to
                                                      as the "Affiliated
                                                      Companies"); Chairman,
                                                      First Signature Bank &
                                                      Trust; Director, John
                                                      Hancock Freedom Securities
                                                      Corp., John Hancock
                                                      Capital Corp., New
                                                      England/Canada Business
                                                      Council; Member,
                                                      Investment Company
                                                      Institute Board of
                                                      Governors; Director, Asia
                                                      Strategic Growth Fund,
                                                      Inc.; Trustee, Museum of
                                                      Science; President, the
                                                      Adviser (until July 1992).
                                                      Chairman, John Hancock
                                                      Distributors, Inc. (until
                                                      April, 1994).

*An "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act:).
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                               Positions Held         Principal Occupation(s)
Name and Address               With The Fund          During the Past Five Years
----------------               -------------          --------------------------

Dennis S. Aronowitz            Trustee (4)            Professor of Law, Boston
Boston University                                     University School of Law;
Boston, Massachusetts                                 Trustee, Brookline Savings
                                                      Bank.

Richard P. Chapman, Jr.        Trustee (4)            President, Brookline
160 Washington Street                                 Savings Bank.
Brookline, Massachusetts

William J. Cosgrove            Trustee (4)            Vice President, Senior
20 Buttonwood Place                                   Banker and Senior Credit
Saddle River, New Jersey                              Officer, Citibank, N.A.
                                                      (retired September 1991);
                                                      Executive Vice President,
                                                      Citadel Group
                                                      Representatives, Inc.;
                                                      Director, the Hudson City
                                                      Savings Bank.

Gail D. Fosler                 Trustee (4)            Vice President and Chief
4104 Woodbine Street                                  Economist, The Conference
Chevy Chase, MD                                       Board (non-profit economic
                                                      and business research).

Bayard Henry                   Trustee (4)            Corporate Advisor;
31 Milk Street                                        Director, Fiduciary Trust
Boston, Massachusetts                                 Company (a trust company);
                                                      Director, Groundwater
                                                      Technology, Inc.
                                                      (remediation); Samuel
                                                      Cabot, Inc.; Advisor,
                                                      Kestrel Venture
                                                      Management.

------------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                               Positions Held         Principal Occupation(s)
Name and Address               With The Fund          During the Past Five Years
----------------               -------------          --------------------------

*Richard S. Scipione           Trustee (3)            General Counsel, the Life
John Hancock Place                                    Company; Director, the
P.O. Box 111                                          Adviser, the Affiliated
Boston, Massachusetts                                 Companies, John Hancock
                                                      Distributors, Inc., JH
                                                      Networking Insurance
                                                      Agency, Inc., John Hancock
                                                      Subsidiaries, Inc.,
                                                      SAMCorp, NM Capital and
                                                      John Hancock Property and
                                                      Casualty Insurance and its
                                                      affiliates (until
                                                      November, 1993); Trustee,
                                                      The Berkeley Group.

Edward J. Spellman, CPA        Trustee (4)            Partner, KPMG Peat Marwick
259C Commercial Bld.                                  LLP (retired June 1990).
Lauderdale, FL

*Anne C. Hodsdon               Trustee and            President and Chief
101 Huntington Avenue          President (2)          Operating Officer, the
Boston, Massachusetts                                 Adviser; Executive Vice
                                                      President, the Adviser
                                                      (until December 1994);
                                                      Senior Vice President; the
                                                      Adviser (until December
                                                      1993); Vice President, the
                                                      Adviser (until 1991).

*Robert G. Freedman            Vice Chairman and      Vice Chairman and Chief
101 Huntington Avenue          Chief Investment       Investment Officer, the
Boston, Massachusetts          Officer (2)            Adviser; President, the
                                                      Adviser (until December
                                                      1994).





*Thomas H. Drohan              Senior Vice            Senior Vice President and
101 Huntington Avenue          President and          Secretary, the Adviser.
Boston, Massachusetts          Secretary


------------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act.
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                           Positions Held             Principal Occupation(s)
Name and Address           With The Fund              During the Past Five Years
----------------           -------------              --------------------------

*James B. Little           Senior Vice President      Senior Vice  President the
101 Huntington Avenue      and Chief Financial        Adviser.
Boston, Massachusetts      Officer

*John A. Morin             Vice President             Vice President, the
101 Huntington Avenue                                 Adviser.
Boston, Massachusetts

*Susan S. Newton           Vice President,            Vice President and
101 Huntington Avenue      Assistant Secretary and    Assistant Secretary, the
Boston, Massachusetts      Compliance Officer         Adviser.

*James J. Stokowski        Vice President and         Vice President, the
101 Huntington Avenue      Treasurer                  Adviser.
Boston, Massachusetts


------------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act.
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

           All of the officers listed are officers or employees of the Adviser or the Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

         The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. The three non-Independent Trustees, Ms. Hodsdon, Messrs. Boudreau and Scipione, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser/ or affiliated companies and receive no compensation from the Fund for their services.


                                                                                                Total Compensation
                                                Pension or Retirement                            From the Fund and
                                Aggregate        Benefits Accrued as      Estimated Annual       John Hancock Fund
                              Compensation        Part of the Fund's        Benefits Upon           Complex to
                              From the Fund            Expenses               Retirement            Trustees(1)
                              -------------            --------               ----------            -----------

                                                                                                (Total of 19 Funds)
Independent Trustees
Dennis S. Aronowitz              $154                   $  -                    $--                   $ 61,050
Richard P. Chapman, Jr.            71                     87                                            62,800
William J. Cosgrove                71                     83                                            61,050
Gail D. Fosler                    154                                                                   60,800
Bayard Henry                      144                                                                   58,850
Edward J. Spellman                154                                                                   61,050
                                 ----                   ----                    ---                   --------
                                 $748                   $170                    $--                   $365,600

*Compensation made for the fiscal year ended December 31, 1995.
(1)The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995.

           The nominees of the Funds may at times be the record holders of in excess of 5% of shares of any one or more Funds by virtue of holding shares in "street name." As of March 13, 1996 the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of each class of each of the Funds.

           As of March 13, 1996 the following shareholders beneficially owned 5% of or more of the outstanding shares of the Funds listed below:

                                                                                       Percentage of total
                                                                  Number of shares     outstanding shares
                                            Fund and Class          of beneficial        of the class of
Name and Address of Shareholder                of Shares           interest owned            the Fund
-------------------------------                ---------           --------------            --------
Merrill Lynch Pierce Fenner & Smith Inc.    Class B shares            131,696                  7.61%
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484

INVESTMENT ADVISORY,
SUB-ADVISORY AND OTHER SERVICES

         As described in the Prospectuses, the Fund receives its investment advice from the Advisers. Investors should refer to the applicable Prospectus for a description of certain information concerning the investment management and investment sub-advisory contracts. Each of the Trustees and principal officers of the Fund who is also an affiliated person of the Advisers is named above, together with the capacity in which such person is affiliated with the Fund and the Advisers.

         As described in the Prospectuses under the caption "Organization and Management of the Fund," the Fund has entered into an investment management contract with the Adviser and an investment sub-advisory contract with the Sub-Adviser. Under the investment management contract, the Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies, (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent and (iii) such executive, administrative and clerical personnel, officers and equipment as are necessary for the conduct of its business. The Adviser is responsible for the management of the Fund's portfolio assets.

         The Adviser has entered into a sub-investment management contract with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the over-all supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

         Securities held by the Fund may also be held by other funds or investment advisory clients for which the Advisers or their affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Advisers for the Fund or for other funds or clients for which one of the Advisers renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of one of the Advisers or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         No person other than the Advisers and their directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities. The Advisers may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Insurance Company and its affiliates.

         Under the terms of the investment management contract with the Fund, the Adviser provides the Fund with office space, supplies and other facilities required for the business of the Fund. The Adviser pays the compensation of all other officers and employees of the Trust, and pays the expenses of clerical services relating to the administration of the Fund.

         All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Trust who are not "interested persons," as such term is defined in the Investment Company Act, but excluding certain distribution related activities required to be paid by the Adviser or John Hancock Funds) and the continuous public offering of the shares of the Fund are borne by the Fund.

         As discussed in the Prospectuses and as provided by the investment management contract, the Fund pays the Adviser monthly an investment management fee, which is accrued daily, of 0.70% of the average of the daily net assets of the Fund. For its sub-advisory services, the Adviser pays the Sub-Adviser monthly a sub-advisory fee of 40% of the fee received by the Adviser for managing the Fund. The Fund is not responsible for payment of the Sub-Adviser's fee.

         The Adviser has voluntarily agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.40% of the Fund's average daily net assets. The Adviser reserves the right to terminate this voluntary limitation in the future.

         If the total of all ordinary business expenses of the Fund for any fiscal year exceeds limitations prescribed in any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser will be reduced to the extent required by these limitations. At this time, the most restrictive limit on expenses imposed by a state requires that expenses charged to the Fund in any fiscal year may not exceed 2 1/2% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of such net assets and 1 1/2% of the remaining average net assets. When calculating the above limit, the Fund may exclude interest, brokerage commissions and extraordinary expenses.

         On December 31, 1995, the net assets of the Fund were $29,838,736. For the year ended December 31, 1995 and the period ended December 31, 1994, the adviser's management fee was $140,122 and $18,489 respectively, prior to expense reduction.

         Pursuant to the investment management contract and sub-advisory contract, the Adviser and Sub-Adviser are not liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Sub-Adviser in the performance of their duties or from their reckless disregard of their obligations and duties under the applicable contract.

         The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $16 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. The Sub-Adviser is also an indirect subsidiary of the Life Company and provides investment management advisory services for institutional and individual investors. The Sub-Adviser managed approximately $1.3 billion in assets. With total assets under management of approximately $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries the highest ratings from S&P's and A.M. Best's. Founded in 1862, the Life Insurance Company has been serving clients for over 130 years.

         Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

         The investment management contract, the investment sub-advisory contract and the distribution contract discussed below continue in effect from year to year if approved annually by vote of a majority of the Fund's Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Fund's Trustees or the holders of a majority of the Fund's outstanding voting securities. Each of these contracts automatically terminates upon assignment. Each contract may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund.

DISTRIBUTION CONTRACT

         The Fund has a distribution contract with John Hancock Funds. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares of the Fund. Shares of the Fund are sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Fund, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Fund's Class A and Class B Prospectus.

         The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees for Class A and Class B shares, at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's daily net assets. However, the amount of the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees reimburse John Hancock Funds for its distribution costs incurred in the promotion of sales of Fund shares, and the service fees compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that the Distributors are not fully reimbursed for expenses they incur under the Class B Plan in any fiscal year, the Distributors may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus any Fund's obligation to make further payments at any time. Accordingly, the Funds does not treat unreimbursed expenses relating to the Class B shares as a liability. The Plans were approved by a majority of the voting securities of the applicable class of the Fund. The Plans have also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

         Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis.

           During the fiscal year ended December 31, 1995, the Fund paid Investor Services the following amounts of expenses with respect to the Class A shares and Class B shares of the Fund:

                                  Expense Items

                                     Printing and                                             Interest
                                      Mailing of                            Expenses of      Carrying or
                                     Prospectus to     Compensation to      John Hancock    Other Finance
                    Advertising    New Shareholders    Selling Brokers         Funds           Charges
                    -----------    ----------------    ---------------         -----           -------
Special Value
Class A shares        $12,428         $1,300              $ 1,605              $12,438          $    0
Class B shares        $40,449         $2,812              $14,029              $41,007          $9,306


         Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated without penalty (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Fund. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.

         When the Fund seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the
Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plans, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and are identified in this Statement of Additional Information under the heading "Those Responsible for Management."

NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV.

A Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

         The sales charges applicable to purchases of Class A shares of the Fund are described in the Class A and Class B Prospectus. Methods of obtaining reduced sales charges referred to generally in the Class A and Class B Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

Without Sales Charges. As described in the Class A and Class B Prospectus, Class A shares of the Fund may be sold without a sales charge to certain persons described in the Prospectus.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges (according to the schedule set forth in the Class A and Class B Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. The reduced sales charges are also applicable to investments made over a thirteen-month period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight
(48) month period. These qualified retirement plans include group IRA, SEP, SARSEP, TSA and 401(k), 403(b) and 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

         The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

         Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

         Proceeds from the CDSC are paid to Investor Services and are used in whole or in part by Investor Services to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Class A and Class B Prospectus for additional information regarding the CDSC.

SPECIAL REDEMPTIONS

         Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder were to sells portfolio securities received in this fashion he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. As described more fully in the Prospectuses, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

Systematic Withdrawal Plan. As described briefly in the Class A and Class B Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

Monthly Automatic Accumulation Program ("MAAP"). This program applies solely to Class A shares of the Fund and is explained more fully in the Class A and Class B Prospectus and the Account Privilege Application. The program, as it relates to automatic investment checks, is subject to the following conditions:

         The investments will be drawn on or about the day of the month indicated.

         The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

         The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

Reinvestment Privilege. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of another John Hancock mutual fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charge upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

         A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."

DESCRIPTION OF THE FUND'S SHARES

         The Trustees of the Fund are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any other series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

         The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund.
Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares. Similarly, the net asset value per share may vary depending on whether Class A shares or Class B shares are purchased.

         In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the class of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth below.

         Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

TAX STATUS

         Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

         The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for this tax by satisfying such distribution requirements.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus, whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash that they would have received had they elected to receive cash, divided by the number of shares received.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options and futures contracts, forward foreign currency contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly-related to the Fund's investment in stock or securities, possibly including certain currency positions or derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income, i.e. all of the Fund's net income other that any excess of net long-term capital gain over net short-term capital loss, (computed without regard to such a loss but after considering the post-October loss regulations) the resulting overall ordinary loss for such a year would not be deductible by the Fund or its shareholders in future years.

         The Fund may be subject to foreign taxes on its income from certain foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sales of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders any credit or deduction for such a tax. Certain elections may, of available, ameliorate these adverse tax consequences, but any such election would required the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The amount of net realized capital gains, if any, in any given year will vary depending upon the Advisers' current investment strategy and whether the Advisers believe it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains or enter into transactions in certain options or futures. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for those shares and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon his basis in his shares. This gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the Class A shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed for tax purposes to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         Although its present intention is to distribute all net capital gains annually, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his tax return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and the pro rata share of such taxes.

         For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net realized capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. Presently, there are no capital loss carry forwards to offset future net realized capital gains.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions and currency forward contracts. The options and futures transactions and certain forward, currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards options and futures, as ordinary income or loss) and timing of some gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Some of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules applicable to options, futures or forward contracts (including consideration of any available elections) in order to minimize any potential adverse tax consequences.

         For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its Fund shares may also be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions  and  deferrals,   certain   pre-retirement  and   post-retirement
distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The foregoing discussion relates solely to U.S. Federal income tax laws as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under the laws. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of and receipt of distributions from the Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

         The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

           The average annual total return of the Class A shares of the Fund, for the one year period ended December 31, 1995 and since commencement of operations, January 3, 1994 was 14.28% and 11.01%, respectively.

         The average annual total return of the Class B shares of the fund for the one year period ended December 31, 1995 and since commencement of operations, January 3, 1994 was 14.11% and 10.78%, respectively.

         The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

[GRAPHIC OMITTED]

Where:

P        =  a hypothetical initial investment of $1,000.
T        =  average annual total return.
n        = number of years.
ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and 10 year periods.

         In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

         From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Performance Analysis," a monthly publication which tracks net assets, total return and yield on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

         Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

         Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by its investment committee, which consists of officers and directors of the Advisers and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commission paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

         The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies that the Trustees may determine, the Advisers may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

         To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser or the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Insurance Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the year ended on December 31, 1995 and 1994, the Fund paid negotiated brokerage commissions of $78,514 and $24,810, respectively.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies the Trustees may adopt from time to time. During the period ended December 31, 1995, the paid no commissions to compensate brokers for research services such as industry and company reviews and evaluations of the securities.

         The Adviser's indirect parent, the Life Insurance Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, two of which, Tucker Anthony Incorporated, John Hancock Distributors, and Sutro & Company, Inc., are broker-dealers ("Affiliated Brokers"). Pursuant to procedures established by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through affiliated Brokers. During the period ended December 31, 1995, the Fund did not execute any portfolio transactions with affiliated Brokers.

         Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers.

TRANSFER AGENT SERVICES

         John Hancock Investors Services, Inc., P.O. Box 9116, Boston, MA 02205-9116, a wholly owned indirect subsidiary of the Life Insurance Company, is the transfer and dividend paying agent for the Fund. The Fund pays Investor Services an annual fee for Class A of $16.00 per shareholder account and for Class B shares of $18.50 plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund allocated to each class on the basis of the relative net asset values.

CUSTODY OF PORTFOLIO

         Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

         The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. Ernst & Young audits and renders an opinion of the Fund's annual financial statements and prepares the Fund's annual Federal income tax return.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $25,534,477) ......................         $27,844,901
   Joint repurchase agreement (cost - $1,879,000) ..........           1,879,000
   Corporate savings account ...............................               2,262
                                                                     -----------
                                                                      29,726,163
  Receivable for shares sold ...............................              47,567
  Interest receivable ......................................                 941
  Dividends receivable .....................................              43,110
  Receivable from John Hancock Advisers, Inc. - Note B .....              80,937
  Deferred organization expenses - Note A ..................              67,935
  Other assets .............................................                 171
                                                                     -----------
                    Total Assets ...........................          29,966,824
                    ------------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased ...........................              46,547
  Payable to John Hancock Advisers, Inc. ...................
   and affiliates - Note B .................................              29,321
  Accounts payable and accrued expenses ....................              52,220
                                                                     -----------
                    Total Liabilities ......................             128,088
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in ..........................................          27,528,025
  Accumulated net realized gain on investments .............                 191
  Net unrealized appreciation of investments ...............           2,310,424
  Undistributed net investment income ......................                  96
                                                                     -----------
                    Net Assets .............................         $29,838,736
                    ============================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of  beneficial  interest  outstanding  -
  unlimited number of shares authorized with no par value, respectively)
  Class A - $12,844,767/1,236,642 ..........................         $     10.39
================================================================================
  Class B - $16,993,969/1,636,520 ..........................         $     10.38
================================================================================
MAXIMUM OFFERING PRICE PER SHARE *
  Class A - ($10.39 x 105.26%) .............................         $     10.94
================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


THE STATEMENT OF OPERATIONS SUMMARIZED THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended December 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $5,468)      $  475,099
  Interest .............................................         121,481
                                                              ----------
                                                                 596,580
                                                              ----------
  Expenses:
   Investment management fee - Note B ..................         140,122
   Distribution/service fee - Note B
     Class A ...........................................          27,771
     Class B ...........................................         107,603
   Transfer agent fee - Note B .........................          61,844
   Registration and filing fees ........................          30,613
   Custodian fee .......................................          29,858
   Printing ............................................          23,024
   Organization expense - Note A .......................          22,560
   Auditing fee ........................................           7,214
   Miscellaneous .......................................             987
   Trustees' fees ......................................             621
                                                              ----------
                    Total Expenses .....................         452,217
                    Less Expenses Reimbursable
                    by John Hancock Advisers, Inc. -
                    Note B .............................        (174,925)
                                                              ----------
                    Net Expenses .......................         277,292
                    ----------------------------------------------------
                    Net Investment Income ..............         319,288
                    ----------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold ................         591,659
  Change in net unrealized appreciation/depreciation
   of investments ......................................       2,253,318
                                                              ----------
                    Net Realized and Unrealized
                    Gain on Investments ................       2,844,977
                    ----------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..........      $3,164,265
                    ====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                                                                                                                   FOR THE PERIOD
                                                                                                                   JANUARY 3, 1994
                                                                                                    YEAR ENDED    (COMMENCEMENT OF
                                                                                                   DECEMBER 31,    OPERATIONS) TO
                                                                                                      1995        DECEMBER 31, 1994
                                                                                                   ------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income .......................................................................    $    319,288       $   51,170
  Net realized gain on investments sold .......................................................         591,659             --
  Change in net unrealized appreciation/depreciation of investments ...........................       2,253,318           57,106
                                                                                                   ------------       ----------
   Net Increase in Net Assets Resulting from Operations .......................................       3,164,265          108,276
                                                                                                   ------------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.1978 and $0.1687 per share, respectively) ....................................        (194,536)         (49,463)
   Class B - ($0.1215 and $0.1050 per share, respectively) ....................................        (141,070)         (18,717)
  Distributions from net realized gain on investments sold
   Class A - ($0.2115 and none per share, respectively) .......................................        (255,578)            --
   Class B - ($0.2115 and none per share, respectively) .......................................        (335,890)            --
                                                                                                    ------------       ----------
     Total Distributions to Shareholders ......................................................        (927,074)         (68,180)
                                                                                                    ------------       ----------

FROM FUND SHARE TRANSACTIONS -- NET* ..........................................................      19,885,478        7,175,971
                                                                                                    ------------       ----------

NET ASSETS:
  Beginning of period .........................................................................       7,716,067             --
  Initial Investment by John Hancock Advisers, Inc. ...........................................            --            400,000
  Initial Investment by NM Capital Management, Inc. ...........................................            --            100,000
                                                                                                    -----------       ----------
  End of period (including undistributed net investment income of $96 and none, respectively)..     $29,838,736       $7,716,067
                                                                                                    ===========       ==========

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE DUE TO REINVESTMENT OF DISTRIBUTIONS IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES OUTSTANDING AT THE BEGINNING OF THE PERIOD, REINVESTED AND OUTSTANDING AT THE END OF THE PERIOD, FOR THE LAST TWO PERIODS.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                                       FOR THE PERIOD
                                                                                                      JANUARY 3, 1994
                                                                           YEAR ENDED                (COMMENCEMENT OF
                                                                          DECEMBER 31,                OPERATIONS) TO
                                                                             1995                    DECEMBER 31, 1994
                                                                    -------------------------     ----------------------
                                                                     SHARES          AMOUNT       SHARES        AMOUNT
                                                                    ---------     -----------     -------     ----------
CLASS A
  Shares sold ..................................................    1,025,002     $10,116,634     478,011     $4,269,587
  Shares issued to shareholders in reinvestment of distributions       39,907         410,057       4,403         39,080
                                                                    ---------     -----------     -------     ----------
                                                                    1,064,909      10,526,691     482,414      4,308,667
  Less shares repurchased ......................................     (319,719)     (3,191,389)    (49,786)      (445,803)
                                                                    ---------     -----------     -------     ----------
                                                                      745,190       7,335,302     432,628      3,862,864
  Initial Investment by John Hancock Advisers, Inc. ............         --              --        47,059        400,000
  Initial Investment by NM Capital Management, Inc. ............         --              --        11,765        100,000
                                                                    ---------     -----------     -------     ----------
  Net increase .................................................      745,190     $ 7,335,302     491,452     $4,362,864
                                                                    =========     ===========     =======     ==========

CLASS B
  Shares sold ..................................................    1,444,369     $14,296,298     390,508     $3,529,419
  Shares issued to shareholders in reinvestment of distributions       39,383         406,436       1,918         17,065
                                                                    ---------     -----------     -------     ----------
                                                                    1,483,752      14,702,734     392,426      3,546,484
  Less shares repurchased ......................................     (213,668)     (2,152,558)    (25,990)      (233,377)
                                                                    ---------     -----------     -------     ----------
  Net increase .................................................    1,270,084     $12,550,176     366,436     $3,313,107
                                                                    =========     ===========     =======     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                               YEAR ENDED     FOR THE PERIOD JANUARY 3, 1994
                                                                              DECEMBER 31,     (COMMENCEMENT OF OPERATIONS)
                                                                                 1995              TO DECEMBER 31, 1994
                                                                              ------------    ------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ...................................     $  8.99                  $ 8.50(e)
                                                                               -------                  ------
  Net Investment Income ..................................................        0.21(b)                 0.18(b)
  Net Realized and Unrealized Gain on Investments ........................        1.60                    0.48
                                                                               -------                  ------
   Total from Investment Operations ......................................        1.81                    0.66
                                                                               -------                  ------
  Less Distributions:
  Dividends from Net Investment Income ...................................       (0.20)                  (0.17)
  Distributions from Net Realized Gain on Investments Sold ...............       (0.21)                   --
                                                                               -------                  ------
   Total Distributions ...................................................       (0.41)                  (0.17)
                                                                               -------                  ------
  Net Asset Value, End of Period .........................................     $ 10.39                  $ 8.99
                                                                               =======                  ======
   Total Investment Return at Net Asset Value (d) ........................       20.26%                   7.81%(c)
   Total Adjusted Investment Return at Net Asset Value (a) ...............       19.39%                   7.30%(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ..............................     $12,845                  $4,420
  Ratio of Expenses to Average Net Assets ** .............................        0.98%                   0.99%*
  Ratio of Adjusted Expenses to Average Net Assets (a) ...................        1.85%                   4.98%*
  Ratio of Net Investment Income to Average Net Assets ...................        2.04%                   2.10%*
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (a)        1.17%                  (1.89%)*
  Portfolio Turnover Rate ................................................           9%                    0.3%
  **Expense Reimbursement Per Share ......................................     $  0.09(b)               $ 0.34(b)

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                               YEAR ENDED     FOR THE PERIOD JANUARY 3, 1994
                                                                              DECEMBER 31,     (COMMENCEMENT OF OPERATIONS)
                                                                                 1995              TO DECEMBER 31, 1994
                                                                              ------------    ------------------------------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ...................................     $  9.00                  $ 8.50(e)
                                                                               -------                  ------
  Net Investment Income ..................................................        0.12(b)                 0.13(b)
  Net Realized and Unrealized Gain on Investments ........................        1.59                    0.48
                                                                               -------                  ------
   Total from Investment Operations ......................................        1.71                    0.61
                                                                               -------                  ------
  Less Distributions:
  Dividends from Net Investment Income ...................................       (0.12)                  (0.11)
  Distributions from Net Realized Gain on Investments Sold ...............       (0.21)                   --
                                                                               -------                  ------
   Total Distributions ...................................................       (0.33)                  (0.11)
                                                                               -------                  ------
  Net Asset Value, End of Period .........................................     $ 10.38                  $ 9.00
                                                                               =======                  ======
   Total Investment Return at Net Asset Value (d) ........................       19.11%                   7.15%(c)
   Total Adjusted Investment Return at Net Asset Value (a) ...............       18.24%                   6.64%(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ..............................     $16,994                  $3,296
  Ratio of Expenses to Average Net Assets ** .............................        1.73%                   1.72%*
  Ratio of Adjusted Expenses to Average Net Assets (a) ...................        2.60%                   5.71%*
  Ratio of Net Investment Income to Average Net Assets ...................        1.21%                   1.53%*
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (a)        0.34%                  (2.46%)*
  Portfolio Turnover Rate ................................................           9%                    0.3%
  **Expense Reimbursement Per Share ......................................     $  0.09(b)               $ 0.34(b)

  * On an annualized basis.
(a) On an unreimbursed basis.
(b) On average month end shares outstanding.
(c) Not annualized.
(d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e) Initial price to commence operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY SPECIAL VALUE FUND ON DECEMBER 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES:COMMON STOCKS AND SHORT-TERM INVESTMENTS. THE COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
December 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                            MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES        VALUE
-------------------                                 ----------------        ------
COMMON STOCKS
AIRCRAFT (7.21%)
  AAR Corp. ..................................           30,000         $   660,000
  Boeing Co. (The) ...........................           10,800             846,450
  Thiokol Corp. ..............................           19,000             643,625
                                                                        -----------
                                                                          2,150,075
                                                                        -----------
BEVERAGES (4.75%)
  Coors (Adolph) Co. Class B .................           64,000           1,416,000
                                                                        -----------
CHEMICALS (1.73%)
  LeaRonal, Inc. .............................           22,500             517,500
                                                                        -----------
DIVERSIFIED OPERATIONS (6.98%)
  Hanson PLC, American Depositary Receipts ...           48,000             732,000
  Horsham Corp. ..............................          100,000*          1,350,000
                                                                        -----------
                                                                          2,082,000
                                                                        -----------
FOODS (9.80%)
  Archer-Daniels-Midland Co. .................           59,445           1,070,010
  Dole Food Co. ..............................           20,500             717,500
  Savannah Foods & Industries, Inc............          100,000*          1,137,500
                                                                        -----------
                                                                          2,925,010
                                                                        -----------
LEISURE & RECREATION (7.26%)
  Outboard Marine Corp. ......................           56,700           1,155,262
  Russ Berrie & Co., Inc. ....................           80,000           1,010,000
                                                                        -----------
                                                                          2,165,262
                                                                        -----------
MACHINERY (3.00%)
  Harnischfeger Industries, Inc. .............           11,700             389,025
  Twin Disc, Inc. ............................           22,200             505,050
                                                                        -----------
                                                                            894,075
                                                                        -----------
OFFICE EQUIPMENT & SUPPLIES (2.14%)
  Cross (A.T.) Co. ...........................           42,300             639,788
                                                                        -----------
OIL & GAS (11.21%)
  Cooper Cameron Corp.** .....................           50,000*          1,775,000
  Daniel Industries ..........................           78,300           1,115,775
  Parker Drilling Co.** ......................           74,200             454,475
                                                                        -----------
                                                                          3,345,250
                                                                        -----------
PAPER (5.47%)
  Crown Vantage, Inc.** ......................            1,140*             16,245
  Gibson Greetings, Inc.** ...................           50,900             814,400
  Glatfelter (P.H.) Co. ......................           30,700             525,738
  James River Corp. of Virginia ..............           11,400             275,025
                                                                        -----------
                                                                          1,631,408
                                                                        -----------
POLLUTION CONTROL (3.13%)
  Calgon Carbon Corp. ........................           77,800         $   933,600
                                                                        -----------
PUBLISHING (2.04%)
  Times Mirror Co. (The) Class A .............           18,000*            609,750
                                                                        -----------
REAL ESTATE (3.20%)
  Castle & Cooke, Inc.** .....................            6,833*            114,458
  Tejon Ranch Co. ............................           58,000*            841,000
                                                                        -----------
                                                                            955,458
                                                                        -----------
RETAIL (8.36%)
  Great Atlantic & Pacific Tea Co., Inc. (The)           29,000*            667,000
  Mercantile Stores Co., Inc. ................           18,000             832,500
  Ross Stores, Inc. ..........................           52,000*            994,500
                                                                        -----------
                                                                          2,494,000
                                                                        -----------
SHOES (3.25%)
  Brown Group, Inc. ..........................           68,000             969,000
                                                                        -----------
TELECOMMUNICATIONS (0.45%)
  ANTEC Corp.** ..............................            7,500*            135,000
                                                                        -----------
TEXTILE (5.61%)
  Delta Woodside Industries, Inc. ............           53,800             356,425
  Garan Inc. .................................           78,000*          1,316,250
                                                                        -----------
                                                                          1,672,675
                                                                        -----------
TRANSPORTATION - SHIP (4.37%)
  Overseas Shipholding Group, Inc. ...........           68,700           1,305,300
                                                                        -----------
UTILITIES (3.36%)
  Destec Energy, Inc.** ......................           73,000*          1,003,750
                                                                        -----------
                TOTAL COMMON STOCKS
                 (Cost $25,534,477) ..........           (93.32%)        27,844,901
                                                         ------         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

                                                    INTEREST     PAR VALUE          MARKET
ISSUER, DESCRIPTION                                   RATE     (000'S OMITTED)      VALUE
-------------------                                 --------   ---------------      ------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (6.30%)
  Investment in a joint repurchase
   agreement  transaction  with SBC
   Capital  Markets Inc.- Dated  12-29-95,
   Due 01-02-96 (secured by U.S.
   Treasury Bonds, 10.375%
   Due 11-15-12 and 7.50%
   Due 11-15-16) - Note A ...............             5.90%         $ 1,879       $ 1,879,000
                                                                                  -----------
CORPORATE SAVINGS ACCOUNT (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 5.00% ....................................                              2,262
                                                                                  -----------
       TOTAL SHORT-TERM INVESTMENTS ......................            (6.30%)       1,881,262
                                                                    -------       -----------
                  TOTAL INVESTMENTS ......................           (99.62%)     $29,726,163
                                                                    =======       ===========

 * Securities, other than short-term investments, newly added to the portfolio during the year ended December 31, 1995.

**  Non-income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND


NOTE A --
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust"), is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Special Value Fund (the "Fund") and John Hancock Growth Fund. The investment objective of the Fund is to seek capital appreciation with income as a secondary consideration by investing primarily in equity securities that are undervalued when compared to alternative equity investments.

    The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

    The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets

                          NOTES TO FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND


of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of 0.70% of the Fund's average daily net asset value. Pursuant to a subadvisory agreement between the Adviser and an affiliated company of the Adviser, NM Capital Management, Inc. (the "Sub-Adviser"), the Adviser pays the Sub-Adviser 40% of the fee received by the Adviser for managing the Fund. The Fund is not responsible for the sub-advisory fee.

    In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

    The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.40% of the Fund's average daily net assets. Accordingly, for the period ended December 31, 1995, the reduction in the Fund's expenses collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $174,925. The Adviser reserves the right to terminate this limitation in the future.

    The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $234,230. Out of this amount, $20,231 was retained and used for printing prospectuses, advertising, sales literature, and other purposes, $23,541 was paid as sales commissions to unrelated broker-dealers, and $190,458 was paid as sales commissions to personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

                          NOTES TO FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND


    Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1995, contingent deferred sales charges amounted to $85,005.

    In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

    The Fund has a transfer agent agreement with John Hancock Investor Services Corp. ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to October 1, 1995, the Fund paid transfer agent fees as a class specific expense based on the number of shareholder accounts and certain out-of-pocket expenses. For the nine months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $18,656 for Class A and $26,509 for Class B shares, respectively. Effective October 1, 1995 transfer agent expense is a fund expense.

    Messrs. Edward J. Boudreau, Jr and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The Adviser and NM Capital Management, Inc. own 47,062 and 11,765 Class A shares of beneficial interest of the Fund, respectively. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases  and  proceeds  from  sales  of  securities,   other  than  short-term
obligations, during the period ended December 31, 1995 aggregated $19,670,125 and $1,671,523, respectively.

    The cost of investments owned at December 31, 1995 (excluding the corporate savings account), for Federal income tax purposes was $27,413,477. Gross unrealized appreciation and depreciation of investments aggregated $3,534,808 and $1,224,384, respectively, resulting in net unrealized appreciation of $2,310,424.

NOTE D --
RECLASSIFICATION OFCAPITALACCOUNTS

During the year ended December 31, 1995, the Fund has reclassified $16,414 from capital paid-in to net investment income. This represents the cumulative amount necessary to report these balances on a tax basis as of December 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND


REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Trustees and Shareholders of
John Hancock Capital Series --
John Hancock Special Value Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Special Value Fund (the "Fund'), one of the portfolios constituting John Hancock Capital Series, including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year ended December 31, 1995 and for the period from January 3, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Special Value Fund portfolio of John Hancock Capital Series at December 31, 1995, the results of its operations for the year then ended and, the changes in its net assets and financial highlights for the year ended December 31, 1995 and for the period from January 3, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.

                              /s/ Ernst & Young LLP


Boston, Massachusetts
February 9, 1996


TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1995.

    The Fund designated a distribution to shareholders $94,695 as long-term capital gain dividends. Shareholders were mailed a 1995 U.S. Treasury Department Form 1000-DIV in January 1996 representing their proportionate share.

    United States Government Obligations: None of the 1995 income earned by the Fund was derived from obligations of the U.S. government or its agencies. The Fund did not have any assets invested in U.S. Treasury bonds, bills, notes or other U.S. Government Agencies at year end.

    With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1995, 53.54% of the dividends qualify for the corporate dividends received deduction.

    For specific information on exemption provisions in your state, consult your local tax office or your tax adviser.

                                     PART C.

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

  (a)     Financial Statements included in the Registration Statement:

  John Hancock Growth Fund
  ------------------------

  Statement of Assets and  Liabilities as of December 31, 1995.
  Statement of Operations of the year ended December 31, 1995.
  Statement of Changes in Net Asset for each of the two years ended December 31. Notes to Financial Statements.
  Financial Highlights for each of the 10 years ended December 31, 1995. Schedule of Investments as of December 31, 1995.

  John Hancock Special Value Fund
  -------------------------------

  Statement of Assets and  Liabilities as of December 31, 1995.
  Statement of Operations of the year ended December 31, 1995.
  Statement of Changes in Net Asset for each of the two years ended December 31. Notes to Financial Statements.
  Financial  Highlights  for each of the 2 years,  and the period ended December
    31, 1995.
  Schedule of Investments as of December 31, 1995.

  (b)     Exhibits:

        The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 25.        Persons Controlled by or under Common Control with Registrant

        No person is directly or indirectly controlled by or under common control with Registrant.

Item 26.        Number of Holders of Securities

        As of March 13, 1996, the number of record holders of shares of Registrant was as follows:

                Title of Class                     Number of Record Holders
                 GROWTH FUND

                Class A Shares -                             29,838
                Class B Shares -                              1,717

            SPECIAL VALUE FUND

                Class A Shares -                              1,398
                Class B Shares -                              1,866

Item 27.  Indemnification

         Section 4.3 of Registrant's Declaration of Trust provides that (i) every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series, to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and that (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         However,  no indemnification  shall be provided to a Trustee or officer
         (i) against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof; (iii) in the event of a settlement or other disposition not involving a final adjudication resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by (A) a court by (B) a majority of the Non-interested trustees or independent legal counsel, or (C) a vote of the majority of the Fund's outstanding shares.

         The rights of indemnification may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

         Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding may be advanced by the Trust or a Series thereof before final disposition, if the recipient undertakes to repay the amount if it is ultimately determined that he is not entitled to indemnification, provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  For purposes of indemnification Non-interested Trustee" is one who (i) is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

       (b) Under the Distribution Agreement. Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds" ) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

       Section 9(a) of the By-Laws of the Insurance Company provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined to be entitled to indemnification.

       Article IX of the respective By-Laws of John Hancock Funds and the Adviser provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such as person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the Registrant's Amended and Restated Articles of Incorporation, Article 10.1 of the Registrant's By-Laws, The Underwriting Agreement, the By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisers

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, herein incorporated by reference.

Item 29. Principal Underwriters

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Fund, John Hancock Current Interest, John Hancock Series, Inc., John Hancock Tax-Free Bond Fund, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Limited-Term Government Fund, John Hancock Tax-Exempt Income Fund, John Hancock Sovereign Investors Fund, Inc., John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock Technology Series, Inc. and John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, Freedom Investment Trust, Freedom Investment Trust II and Freedom Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
Edward J. Boudreau, Jr.                  Chairman, President and                    Chairman
101 Huntington Avenue                    Chief Executive Officer
Boston, Massachusetts

Robert H. Watts                          Director, Executive Vice                     None
John Hancock Place                         President and Chief
P.O. Box 111                                Compliance Officer
Boston, Massachusetts

Robert G. Freedman                              Director                     Vice President, Chief
101 Huntington Avenue                                                          Investment Officer
Boston, Massachusetts

Stephen M. Blair                         Executive Vice President                     None
101 Huntington Avenue
Boston, Massachusetts

Thomas H. Drohan                         Senior Vice President               Senior Vice President
101 Huntington Avenue                                                            and Secretary
Boston, Massachusetts

James W. McLaughlin                      Senior Vice President and                    None
101 Huntington Avenue                     Chief Financial Officer
Boston, Massachusetts

David A. King                            Senior Vice President                        None
101 Huntington Avenue
Boston, Massachusetts

William S. Nichols                       Senior Vice President                        None
101 Huntington Avenue
Boston, Massachusetts

James B. Little                          Senior Vice President               Senior Vice President and
101 Huntington Avenue                                                         Chief Financial Officer
Boston, Massachusetts

Michael T. Carpenter                     Senior Vice President                        None
101 Huntington Avenue
Boston, Massachusetts

Anthony P. Petrucci                      Senior vice President                        None
101 Huntington Avenue
Boston, Massachusetts

Charles H. Womack                        Senior Vice President                        None
6501 Americas Parkway
Suite 950
Albuquerque, New Mexico

                                      C-5

       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant

John A. Morin                               Vice President                       Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                       Vice President and Secretary              Vice President,
101 Huntington Avenue                                                        Assistant Secretary
Boston, Massachusetts                                                      and Compliance Officer

Keith Harstein                              Vice President                            None
101 Huntington Avenue
Boston, Massachusetts

Griselda Zyman                              Vice President                            None
101 Huntington Avenue
Boston, Massachusetts

Christopher M. Meyer                           Treasurer                              None
101 Huntington Avenue
Boston, Massachusetts

Stephen L. Brown                               Director                               None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Thomas E. Moloney                              Director                               None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                            Director                               None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                            Director                              Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

                                      C-6


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant

John Goldsmith                                 Director                               None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard O. Hansen                              Director                               None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                               Director                               None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster Aborn                                   Director                               None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                            Director                               None
53 State Street
Boston, Massachusetts

David F. D'Alessandro                          Director                               None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

James V. Bowhers                         Executive Vice President                     None
101 Huntington Avenue
Boston, Massachusetts

         (c)      None.

Item 30.     Location of Accounts and Records

         Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 31.     Management Services

         Not applicable.

Item 32.     Undertakings

         (a) Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended which relates to the assistance to be rendered to shareholders by the Trustees of the Trust in calling a meeting of shareholders for the purpose of voting upon the question of the removal of a trustee.

         (b)  Not applicable.


         (c) Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) unless the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the day of March 26, 1996.

                                               JOHN HANCOCK CAPITAL SERIES


                                               By: Edward J. Boudreau, Jr.*
                                                   ----------------------------
                                                   Edward J. Boudreau, Jr.
                                                   Chairman

         Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                           Title                       Date


Edward J. Boudreau, Jr.*
------------------------                 Chairman
Edward J. Boudreau, Jr.        (Principal Executive Officer)


/s/James B. Little
------------------------
James B. Little               Senior Vice President and Chief     March 26, 1996
                                Financial Officer (Principal
                             Financial and Accounting Officer)


Dennis S. Aronowitz*
------------------------                 Trustee
Dennis S. Aronowitz


Richard P. Chapman, Jr.*
------------------------                 Trustee
Richard P. Chapman, Jr.


William J. Cosgrove*
------------------------                 Trustee
William J. Cosgrove

      Signature                           Title                       Date

Gail D. Fosler*
------------------------                 Trustee
Gail D. Fosler

Bayard Henry*
------------------------                 Trustee
Bayard Henry

Anne C. Hodsdon*
------------------------
Anne C. Hodsdon


Richard S. Scipione*
------------------------                 Trustee
Richard S. Scipione


Edward J. Spellman*
------------------------                 Trustee
Edward J. Spellman




*By: /s/Thomas H. Drohan                                          March 26, 1996
     -------------------
     Thomas H. Drohan,
     Attorney-in-Fact

                                POWER OF ATTORNEY

         The undersigned Trustee of John Hancock Capital Series, John Hancock Limited Term Government Fund, John Hancock Sovereign Bond Fund, John Hancock Special Equities Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Income Fund, and John Hancock World Fund, each a Massachusetts business trust, does hereby severally constitute and appoint Edward J. Boudreau, Jr., Susan S. Newton, and James B. Little, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended ( the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 5th day of March, 1996.


                                                 /s/Anne C. Hodsdon

                                                 Anne C. Hodsdon, Trustee

                          John Hancock Capital Series

                                  EXHIBIT INDEX

Exhibit No.                Exhibit Description                       Page Number

99.B1       Amended and Restated Declaration of Trust of
            Registrant dated February 28, 1992.*

99.B1.1     Amendment to Declaration of Trust dated September 14,
            1993.*

99.B1.2 Amendment to the Declaration Trust Agreement Abolition of Class C Shares of Beneficial Interest of John Hancock Growth Fund dated May 1, 1995.+

99.B1.3 Amendment to the Declaration of Trust Amending Number of Trustees and Appointing Individual to Fill a Vacancy dated March 5, 1996.+

99.B2 Amended and Restated By-Laws of Registrant as adopted on December 8, 1993.*

99.B2.1     Amendment to By -Laws dated December 13, 1994.*

99.B2.2     Amendment to By-Laws dated March 6, 1996.+

99.B4       Specimen share certificate for the Registrant.*

99.B5       Investment Management Contract between Registrant and
            John Hancock Advisers, Inc. dated January 1, 1994.*

99.B5.1 Sub-Investment Management Contract between Registrant and NM Capital Management Inc.*

99.B6 Distribution Agreement with Registrant and John Hancock Broker Distribution Services, Inc. dated August 1, 1991.*

99.B6.1 Amendment No. 1 to Distribution Agreement with Registrant and John Hancock Broker Distribution Services, Inc.*

99.B6.2 Form of Soliciting Dealer Agreement between John Hancock Broker Distribution Services, Inc. and Selected Dealers.*

99.B6.3     Form of Financial Institution Sales and Service
            Agreement.*

99.B7       None

99.B8 Master Custodian Agreement between John Hancock Mutual Funds and Investors Bank and Trust Company dated December 15, 1992.*

99.B9       Transfer Agency Agreement between Registrant and John
            Hancock Fund Services, Inc. dated January 1, 1991. *

99.B9.1 Amendment No.1 to Transfer Agency and Service Agreement between Registrant and John Hancock Fund Services, Inc. dated October 1, 1993.*

99.B.10     None

99.B11      Auditor's Consent.+

99.B12 Financial Statement of the John Hancock Growth Fund for the fiscal year ended December 31, 1995 included in Parts A and B.

99.B12.1 Financial Statement of the John Hancock Special Value Fund for the fiscal year ended December 31, 1995 included in Parts A and B.

99.B13      None

99.B14      None

99.B15 Class A Distribution Plan between John Hancock Growth Fund and John Hancock Broker Services, Inc.*

99.B.15.1   Class B Distribution Plan between John Hancock Growth Fund and John Hancock Broker Services, Inc.*

99.B15.2 Class A Distribution Plan between John Hancock Special Value Fund and John Hancock Broker Services, Inc.*

99.B.15.3   Class B Distribution Plan between John Hancock Special
            Value Fund and John Hancock Broker Services, Inc.*

99.B.16     Schedule for Computation of Yield and Total Return.*

99.B.17 Powers of Attorney dated December 13, 1984, April 23, 1988, April 23, 1987, November 15, 1988, May 17, 1988,
            October 23, 1990, October 15, 1991, January 1 1994.*

99.27.1A Growth Fund
99.27.1B Growth Fund
99.27.2A Special Value
99.27.2B Special Value

* Previously filed with Registration Statement and post-effective amendment and incorporated by reference herein.

+ Filed herewith.